UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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OCEANEERING INTERNATIONAL, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2025
PROXY STATEMENT
Notice of Annual Meeting of Stockholders

OCEANEERING®

Notice of 2025 Annual Meeting of Stockholders

Date and Time: Friday, May 9, 2025 11:00 A.M. prevailing Central Time	Location: 5775 N. Sam Houston Pkwy. W. Houston, Texas 77086	Who Can Vote: Stockholders of record at the close of business on March 17, 2025
Items of Business and Board of Directors Voting Recommendation:

1	Election of Class III Directors: Roderick A. Larson, M. Kevin McEvoy, and Paul B. Murphy, Jr.	FOR each of the nominees
2	Advisory Vote to Approve Executive Compensation	FOR
3	Ratification of Appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2025	FOR
4	Approval of Amended and Restated 2020 Incentive Plan	FOR

Sincerely,

Jennifer F. Simons Senior Vice President, Chief Legal Officer and Secretary
March 28, 2025
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Friday, May
9, 2025: The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available free of charge at
www.proxyvote.com and at investors.oceaneering.com.

Segment Overview

Subsea Robotics (SSR) merges our underwater robotics and automation capabilities by combining our Remotely Operated Vehicles (ROV), Survey, and ROV Tooling businesses.

Manufactured Products (MP) brings together our competencies and expertise in manufacturing, project management, and advanced technology product development, including in robotics and automation, to deliver subsea and surface products to energy and non-energy customers.

Offshore Projects Group (OPG) provides a broad portfolio of integrated subsea solutions for completions, construction, well intervention, inspection, maintenance, and repair activities that enhance the efficiency and capability of our customers’
assets.

Integrity Management & Digital Solutions (IMDS) leverages software, analytics, and services to establish optimized inspection and maintenance programs that promote the safety, efficiency, and cost effectiveness of our customers’ programs and assets.

Aerospace and Defense Technologies (ADTech) provides engineering services and related manufacturing, principally for the U.S. Department of Defense and for government and commercial space customers.

About the cover art: Our stakeholders often ask us what the “crystal ball” is telling us about the future of our markets, offerings, and performance. With this in mind, our talented graphic designers imagined an Oceaneer gazing into an aquatic sphere where future offerings are springing forth to join our core current business lines.
The Oceaneer is demonstrating our mission to “Solve the Unsolvable” as a new day dawns.

Message from our
Chief Executive Officer
To our stockholders,
Oceaneering’s story has always been
about inspiration and innovation —
inspiration that comes from facing a
challenge that seems insurmountable, and
innovation that comes from working
together to achieve outcomes more
meaningful than any one of us could have
accomplished on our own.
Our unique culture and values enable us to apply advanced technologies and integrated solutions to solve complex problems in harsh environments. In a complex, globally interconnected, and increasingly digitally driven world, it’s our common identity as Oceaneers that enables us to carry out our mission to “solve the unsolvable.”
In 2024, our focus remained on building confidence and credibility with all of our stakeholders, and I am pleased to share that we continue to deepen our relationship with existing customers, improve talent retention and safety, and deliver strong financial performance for our stockholders. You can learn more about our financial and other business highlights throughout this proxy statement.
We look forward to working with all of our stakeholders to define what’s possible for our shared future as we continue developing the remote, resident, and autonomous technology solutions that are needed to achieve the best planet, for the most people, for the longest time. On behalf of our Board of Directors, our leadership team, and all Oceaneers around the globe, I want to thank you for your investment and continued support.
Regards,

Roderick A. Larson President and Chief Executive Officer

Oceaneering Core Values

Do Things Right We work safely and act with integrity in the best interest of our industry partners, employees, and the environment.
Solve Complex Problems We provide products and services that work through listening, experience, and curiosity.
Grow Together We collaborate, respect, and support each other so we can reach our full potential.
Outperform Expectations We perform with excellence to serve our customers and each other.
Own the Challenge We hold ourselves accountable for the promises we make and work we do.

Appendix
Appendix A: 2020 Incentive Plan of Oceaneering International, Inc.	A-1

Proxy Statement Summary

2024 Business Highlights	7
Nominees to the Board of Directors	9
Executive Compensation Highlights	10
Stockholder Engagement	11
Voting Matters and Voting Recommendations	12

2024 Business Highlights

Financial Highlights

Revenue	Operating Income	Net Income	Adjusted EBITDA (non-GAAP)
$2.7 billion consolidated	$246 million	$147 million	$347 million
10% year-over-year increase	36% year-over-year increase	51% year-over-year increase	20% year-over-year increase
Growth in all five operating segments			6th consecutive year of growth

Revenue and Gross Margin
($ in millions)
Revenue
Gross Margin
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,000
$800
$600
$400
$200
$0
$2,048
$1,828
$1,869
$2,066
$2,425
$2,661
2019
2020
2021
2022
2023
2024
Revenue
Gross Margin

Cash Flow from Operations and Cash
($ in millions)
$750
$600
$450
$300
$150
$0
$374
$452
$538
$569
$462
$498
2019
2020
2021
2022
2023
2024
Year End Cash and Cash Equivalents
Net Cash Provided by Operating Activities

Stockholder Value
Share Price Growth
Share Repurchase Program
Repurchased 825,427 shares,
returning approximately $20
million to stockholders.
Increased share price from
$21.28 on December 29,
2023 to $26.08 on
December 31, 2024.
Non-GAAP Financial Measures
EBITDA and adjusted EBITDA on a consolidated basis are non-GAAP measures that exclude the impacts of certain identified items. We believe these are useful measures for investors to review because they provide consistent measures of the underlying results of our ongoing business. Furthermore, our management uses these measures as measures of the performance of our operations. Reconciliations to the corresponding GAAP measures are shown in the tables EBITDA and Adjusted EBITDA. These tables are included under “Other Information — Reconciliations of Non-GAAP to GAAP Financial Information”
below.

Organizational Highlights

New Markets and Technology	Talent	ROV Uptime
U.S. DoD contract award for Freedom ROV/AUV vehicle	10% improvement on employee engagement and enablement	99% ROV uptime
Acquisition of Global Design Innovation Ltd.	20% reduction in voluntary attrition	10th consecutive year of 99% uptime in rig support

Segment Highlights
Subsea Robotics (SSR)
SSR achieved a 99% Remotely Operated Vehicle (ROV) uptime rate, underscoring our commitment to deliver value to our customers. We saw a 12% improvement in average ROV revenue per day utilized.
Manufactured Products (MP)
MP secured contracts for umbilicals with delivery dates extending into 2027. Our year- end backlog of $604 million provides visibility into expected future activity levels and profitability.
Offshore Projects Group (OPG)
OPG reported 14% year-over-year operating income improvement. We were awarded multiple contracts for committed vessel service days in the Gulf of Mexico and saw increased demand for intervention services that will continue into 2025.

Integrity Management and Digital Solutions (IMDS)
We acquired Global Design Innovation Ltd. (GDi), a digital twin and software services provider. GDi’s software enhances our integrity management capabilities, improving safety, data quality and integrity, and cost efficiency for our customers.

Aerospace & Defense Technologies (ADTech)
ADTech collaborated with SSR to win a contract award from the U.S. Department of
Defense to build a Freedom hybrid ROV/autonomous underwater vehicle (AUV) and to establish an Onshore Remote Operations Center for the U.S. Navy.

Nominees to the Board of Directors
Our Nominating, Corporate Governance & Sustainability Committee identifies the qualifications required to provide effective oversight of our Company’s unique risk profile and strategy, evaluates the characteristics of the current members of our Board of Directors (“Board”) against those necessary qualifications, and engages in board succession planning discussions.
As a result of this careful process, our Board is comprised of experienced members with diverse backgrounds and insights who were selected for their expertise in matters relevant to our business and long-term strategy. Additionally, with the exception of Mr. Larson, all members of our Board meet the New
York Stock Exchange (“NYSE”) qualifications for independence, and seven out of our nine board members have never been employed by the Company. Our Class III Directors are standing for election this year.
Average Tenure
8 years
Average Age
65

Name	Age	Independent	Class	Director Since	Membership (C denotes Chair)
M. Kevin McEvoy	74	Y	III	2011	Board (C)
Roderick A. Larson	58		III	2017	Board
Paul B. Murphy, Jr.	65	Y	III	2012	Board, Audit (C), NCGS
William B. Berry	72	Y	I	2016	Board, Comp
Reema Poddar	57	Y	I	2024	Board, Audit(1), NCGS
Jon Erik Reinhardsen	68	Y	I	2016	Board, Comp, NCGS
Karen H. Beachy	54	Y	II	2021	Board, Audit, Comp
Deanna L. Goodwin	60	Y	II	2018	Board, Audit, Comp (C)
Steven A. Webster	73	Y	II	2015	Board, NCGS (C)
(1)Ms. Poddar was appointed to the Audit Committee effective February 21, 2025.
Please see “Directors” below for our directors’ biographies and summary of qualifications and characteristics.

Executive Compensation Highlights
Our stockholders consistently support our compensation program, which is designed to attract and retain key executives, motivate them to achieve our short-term and long-term objectives without exposing us to excessive or unnecessary risk, and reward them for superior performance. Our compensation program is tied to performance and contains significant variable cash and stock-based compensation.

Approval of Say-On-Pay Vote
2024	2023	2022

Highlights of Our Compensation Programs:

What we do	What we do not do
Align pay with performance	Gross-up for excise taxes
Conduct annual say-on-pay vote	Enter into executive employment agreements
Cap incentive award payouts	Utilize single-trigger severance arrangements
Utilize short- and long-term incentives/measures	Pay above Target for Relative TSR if TSR is negative
Maintain a clawback policy aligned with SEC requirements and NYSE listing standards
Utilize an independent compensation consultant
Employ stock ownership guidelines for directors and officers
Engage with stockholders and implement feedback
Prohibit hedging, pledging, and short sales
For more information on our executive compensation program and the 2024 compensation of our named executive officers, please see “Compensation Discussion & Analysis” below.

Stockholder Engagement
We regularly engage with stockholders on significant issues, including our business strategy and execution, corporate governance, executive compensation, sustainability reporting, and capital allocation.
Throughout the year, our Board and our leadership team consider feedback from stockholders and other stakeholders as we review our practices and disclosures. At least once a year, we invite our largest stockholders to join members of management, along with an independent member of the Board, to hear their perspectives on key issues as well as any feedback they would like conveyed to the Board.
Throughout the year, we engage with stockholders on our business strategy and execution in a variety of settings. In 2024, we:
•Hosted an Open House at our Houston, Texas facility, which showcased technology, service, and product offerings across all five of our business segments;
•Attended 12 conferences; and
•Conducted virtual and in-person meetings with over 100 institutional investors.
Additionally, our quarterly earnings calls provide stockholders with the opportunity to hear about our financial results and engage with management.
As part of our year-end engagement process, we offered to engage with our 20 largest stockholders, who collectively hold approximately 70% of our common stock, regarding our strategy, initiatives, governance structure, and executive compensation program.

Voting Matters and Voting Recommendations
Items of Business and Board Voting Recommendation:

1	Election of Class III Directors: Roderick A. Larson, M. Kevin McEvoy, and Paul B. Murphy, Jr.	FOR each of the nominees
2	Advisory Vote to Approve Executive Compensation	FOR
3	Ratification of Appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2025	FOR
4	Approval of the Amended and Restated 2020 Incentive Plan	FOR
And transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.
Please see “Proposals” below for more information about each of the proposals being submitted for your vote at this year’s Annual Meeting of Stockholders.

Corporate Governance

Role of the Board of Directors	14
Our Corporate Governance Framework	15
Board Independence	16
Board and Committee Structure	17
Business Resiliency	20
Other Corporate Governance Information	21

Role of the Board of Directors
Oversight of Company Strategy and Risk
Our Board, with the assistance of its committees and our executive management team, oversees the development and implementation of our long-term business strategy as well as the identification and management of key risks and opportunities. To this end, our Board applies an external perspective and a deep understanding of our business and global footprint, engages in continuous dialogue with management, and adheres to a governance framework set forth in our Corporate Governance Guidelines and respective committee charters, each of which is available under the Governance tab in the Investors section of our website (www.oceaneering.com).
Given our Board members’ deep experience and expertise in our industry and the industries of our customers, technology and cybersecurity, human capital management, corporate development, and governance, they are well positioned to engage in constructive discussions with management to inform decisions regarding our budget and capital plans, business initiatives, and our long-term business strategy to promote the best interests of our stockholders.
In reviewing the Company’s compensation program, the Compensation Committee has determined that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Our Board dedicates significant time at each Board meeting and at annual on-site strategic planning sessions to the oversight of strategy and risks, including the following:

Strategy Oversight	Risk Oversight
With an enterprise-level perspective, encouraging investment and strategic divestment to maximize stockholder returns	Ensuring compensation programs do not encourage excessive risk-taking
Ensuring compensation philosophy and programs are aligned to strategic objectives	Encouraging sufficient investment in cybersecurity and business enablement
Assessing potential impact of evolving regulatory geopolitical landscape on business strategy	Monitoring management’s awareness and mitigation strategies for risks associated with generative AI and other emerging technologies
Preparing for potential business model disruption by rapid technological advancement	Verifying sufficient controls to promote accurate and timely financial reporting, regulatory compliance, and prevention of conflicts of interest and other lapses in ethical business practices
Challenging existing and future markets and market penetration	Promoting a culture that appreciates and prioritizes protection of health, safety, security, and environment
Ensuring sufficient focus on workforce of the future	Monitoring geopolitical changes for potential financial impact and encouraging robust regulatory compliance programs

Our Corporate Governance Framework
Oceaneering’s Board operates according to its Corporate Governance Principles and committee charters, each of which is available under the Governance tab in the Investors section of our website
(www.oceaneering.com), which promote effective decision-making and robust oversight within a flexible structure that accounts for changing circumstances and the needs of our dynamic business. Summarized below are several key attributes of our governance framework.

Access to management	Board members have access to management routinely and by outreach.
Annual self- evaluations	The Board engages in annual self-, peer-, and Board assessments to identify areas that can be developed through training, education, and board succession planning.
Committee Members are Independent	Committee members are independent and were never employed by the Company.
Committee Chairs	Our Chairs may only serve as Chair for one committee.
Continuing education and training	The full Board receives annual education on governance and risk oversight and has access to individual formal board member education and certifications.
Executive sessions	Non-employee directors meet in executive sessions at Board and committee meetings outside the presence of management.
Financial expertise	Each Audit Committee member is financially literate, and Mr. Murphy (Chair) and Ms. Goodwin each qualify as an “audit committee financial expert” as that term is defined under SEC and NYSE rules.
Single Class of Shares	We have a single class of shares with equal voting rights.
Prohibition of hedging, pledging and other transactions
We prohibit short sales, transactions in derivatives, and hedging of Company securities by directors, executive officers, and employees, and prohibit pledging of Company securities by directors and officers.

Separation of Chair and CEO Roles	Our Chair and CEO currently serve the Company in separate and distinct roles, and the Board retains the flexibility to combine those two positions in the future.
Stockholder engagement	We have a comprehensive year-round stockholder engagement program.
Stock ownership guidelines	We have robust stock ownership guidelines for our directors and executive officers.
Succession planning	Our Board regularly reviews Board and executive succession planning.

Board Independence
Under rules adopted by the NYSE, our Board must have a majority of independent directors. The director independence standards of the NYSE require a board determination that a director have no material relationship with us and no specific relationships that preclude independence. Our Board considers relevant facts and circumstances in assessing whether a director is independent. Our Board has determined that, with the exception of Mr. Larson, our President and Chief Executive Officer, all of our
directors currently meet the NYSE independence requirements.

Board and Committee Structure
We have three standing committees of our Board: the Audit Committee, the Compensation Committee,
and the Nominating, Corporate Governance & Sustainability Committee. The Board has confirmed that:

•All members of standing committees are independent in accordance with NYSE standards; and
•Standing committees perform audit, compensation, and nominating/corporate governance functions in accordance with NYSE standards.
The Committees operate in accordance with their committee charters, which are available under the
Governance tab in the Investors section of our website (www.oceaneering.com). The Board believes that our current committee structure, leadership, and membership ensures appropriate governance and oversight. Key information about our committees is outlined below.

Audit Committee
Paul B. Murphy, Jr. (Chair)	Primary Responsibilities:
Karen H. Beachy
•Oversee the integrity of our financial statements;
•Monitor compliance with applicable legal and regulatory requirements;
•Verify independence, qualifications and performance of our
independent auditors;
•Validate the performance of our internal audit function;
•Evaluate the adequacy of our internal control over financial reporting;
•Oversee cybersecurity and other emerging technology risks; and
•Annually evaluate its own performance and its charter.

Deanna L. Goodwin
Reema Poddar (1)

7 meetings during 2024

Other Important Items:

Our Board has determined that all Audit Committee members are independent as required by the U.S. Securities and Exchange Commission
(the “SEC”). In addition, it has determined that Ms. Goodwin and Mr. Murphy are audit committee financial experts and that all members of the Audit
Committee are financially literate, as defined in the applicable rules of the
SEC and the NYSE. For information relating to the background of each member of the Audit Committee, see the biographical information under
“Biographical Information for Nominees and Continuing Directors” below.
The Audit Committee is responsible for oversight of our management team with respect to their responsibility for our internal controls and the preparation of our consolidated financial statements, as well as our independent auditors, who perform an independent audit of the consolidated financial statements and internal controls over financial reporting. The Audit
Committee regularly meets in executive session with the Company’s internal audit director and independent auditors.
A copy of the Audit Committee charter is available under the Governance tab in the Investors section of our website (www.oceaneering.com). Any stockholder may obtain a written copy of the charter from us upon request.
For the report of the Audit Committee for the fiscal year ended December
31, 2024, please see “Report of the Audit Committee” below.

(1)Ms. Poddar was appointed to the Audit Committee effective February 21, 2025.

Compensation Committee
Deanna L. Goodwin (Chair)	Primary Responsibilities:
Karen H. Beachy
•Oversee compensation of our executives, nonemployee directors and other key employees, including short-term and long-term incentive plans, benefit plans, and our supplemental executive retirement plan;
•Consider adequacy and appropriateness of employee benefit plans and practices;
•Administer, review and make recommendations to the Board regarding severance, termination, and change-of-control arrangements;
•Review and make recommendations to the Board regarding the
directors’ and officers’ indemnification and insurance matters;
•Evaluate performance of executive officers, including our Chief
Executive Officer;
•Recommend to the Board the compensation of nonemployee
directors, Board committee chairpersons, and Board committee members;
•Administer the Company’s clawback policy;
•Produce or assist management with the preparation of any disclosure or reports with respect to compensation, plans or practices that may be required from time to time by the rules of the NYSE or the SEC to be included in our proxy statements for our annual meetings of stockholders, annual reports on Form 10-K or any other filings to be made with the SEC; and
•Annually evaluate its own performance and its charter.

W. Bill Berry
Jon Erik Reinhardsen

4 meetings during 2024

Other Important Items:

On an annual basis, the Compensation Committee engages a recognized independent executive compensation consulting firm (the “Compensation
Consultant”) to assist the Compensation Committee in its administration of compensation for our directors and executive officers (see “Compensation
Discussion & Analysis – The Role of the Compensation Consultant” in this
Proxy Statement). The Compensation Committee engaged Meridian
Compensation Partners, LLC (“Meridian”) to serve as the Compensation
Consultant in 2024. Meridian has served in this capacity since 2015.
A copy of the Compensation Committee charter is available under the
Governance tab in the Investors section of our website
(www.oceaneering.com). Any stockholder may obtain a written copy of the charter from us upon request. For the report of the Compensation
Committee for the fiscal year ended December 31, 2024, please see “Report of the Compensation Committee” below.

Nominating, Corporate Governance & Sustainability Committee
Steven A. Webster (Chair)	Primary Responsibilities:
Paul B. Murphy, Jr.
•Recommend qualifications that should be represented on the Board;
•Identify prospective directors and recommend candidates to stand for election;
•Recommend individuals to serve in chair and committee roles;
•Assess the performance of our Board and its committees;
•Review succession planning with respect to our Chief Executive
Officer, other executive officers, and Board;
•Advise the Board regarding corporate responsibility;
•Monitor emerging issues potentially affecting company reputation;
•Monitor and advise the Board regarding public policy issues;
•Evaluate related-person transactions;
•Annually review and assess the adequacy of our corporate
governance policies, practices, and procedures; and
•Annually evaluate its own performance and charter.

Reema Poddar
Jon Erik Reinhardsen

4 meetings during 2024

Other Important Items:

The Nominating, Corporate Governance & Sustainability Committee solicits ideas for potential Board candidates from a number of sources, including members of our Board and our executive officers. The Committee also uses and compensates third-party search firms to identify qualified potential
Board candidates who might not be in the networks of members of our
Board and our executive officers.
The Nominating, Corporate Governance & Sustainability Committee
operates under a written charter adopted by our Board. A copy of this charter and a copy of our Corporate Governance Guidelines are available under the Governance tab in the Investors section of our website
(www.oceaneering.com). Any stockholder may obtain a written copy of each of these documents from us upon request.

Business Resiliency
At Oceaneering, we take a measured and data-driven approach to our work as we endeavor to “Solve the
Unsolvable” for our customers. As public discourse and geopolitical perspectives diverge on whether and to what extent for-profit companies should prioritize environmental, social, and governance (“ESG”)
matters, our perspective has not changed. We have always prioritized business resiliency over short-term accolades. Aligned with our Core Values, we carefully consider the complex interdependencies of stockholder sentiment, customer demand, legal and regulatory landscape, geopolitical shifts, technological developments, and the principles of our global workforce, all against the backdrop of our commitment to deliver superior stockholder returns.
We continue to attract, retain, develop, motivate, and equip the most talented, qualified, and effective global workforce, management team, and Board. We continue to promote effective ethics and compliance programs. We continue to diversify our business in energy and non-energy markets, and we continue to advance our greenhouse gas reduction initiatives.(1)
Today, we generate the majority of our revenue from the oil and gas sector, so we carefully and continually study the impact and timing of energy transition on our business. Our outlook, and pace of increasing industry diversification, depends largely on the ongoing demand for oil and natural gas products and services. We consider and rely on information from customers, third-party advisors, and other sources as well as our own views on the principal drivers of demand for oil and gas.
Due to the continuing growth of populations and economies in developing countries; the increasing demand for energy to support data centers and other emerging technological needs; the shortage of other sources of affordable, reliable, scalable, and efficient energy; and rising worldwide demand for a myriad of products made with petrochemicals, we expect that the need for additional oil and gas exploration and development will continue for decades to come.
At the same time, due to concerns about climate change, we monitor and respond to demand for and investment in cleaner hydrocarbon-based and renewable energy sources. We strive to meet the growing need for lower-carbon energy by assisting customers to reduce their carbon emissions in exploring for, developing, and producing oil and natural gas, while also diversifying our business into new strategic growth areas in emerging energy and non-energy markets.
(1) Our assessment of the current and future demand for oil and gas is continually evolving and includes consideration of many factors as further described in our Task Force on Climate Related Financial
Disclosures (“TCFD”) report. We voluntarily disclose our greenhouse gas reduction initiatives, including our key ESG metrics, consistent with the Sustainability Accounting Standards Board (“SASB”) voluntary disclosure framework. Our TCFD and SASB reports can be found the Sustainability tab under the About Us section of our website at: www.oceaneering.com. Unless specifically stated herein, documents and information on our website are not incorporated by reference into this proxy statement.

Other Corporate Governance Information
Board Meetings and Attendance
During 2024, our Board held six meetings of the full Board and 15 meetings of committees of the Board.
Each of our directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they served (during the period of service). All directors are invited to attend meetings of all committees of the Board, and in 2024, no committee meetings were scheduled or held concurrently; as a result, most directors attended most or all of the committee meetings regardless of whether they served on the committees.
In addition, directors are encouraged to attend the Annual Meeting. Last year, all of our directors attended our Annual Meeting. In 2024, the nonemployee directors met in regularly scheduled executive sessions without management present, and similar sessions are scheduled for 2025. The chairs of the Board, Audit
Committee, Compensation Committee and Nominating, Corporate Governance & Sustainability
Committee chair these executive sessions under our Corporate Governance Guidelines.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or employees at any time.
None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee. None of our directors or executive officers are members of the same family.
Related Party Policy and Transactions
The Board has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners of our common stock, and each of their respective immediate family members, where the amount involved in the transaction exceeds or is reasonably expected to exceed $120,000 in a single fiscal year and the related party has or will have a direct or indirect interest in the transaction. Certain transactions are pre-approved or excluded from consideration. A copy of this policy is available under the Governance tab in the Investors section of our website (www.oceaneering.com).
In the event of any transaction subject to the policy, consideration may be given to:
•The nature and extent of the related person’s interest and involvement in the transaction;
•The approximate dollar value involved in the transaction;
•Whether the transaction was undertaken in the ordinary course of Oceaneering’s business;
•Any material terms of the transaction, including whether the transaction is or would be on terms no less favorable to Oceaneering than terms that could have been reached with an unrelated party;
•The business purpose of, and the potential benefits to Oceaneering of, the transaction;
•Whether the transaction would impair the independence of a non-employee director;
•Required public disclosure, if any; and
•Any other information regarding the transaction or the related person.
Several of our Board members and executive officers serve as directors or executive officers of other organizations, including organizations with which we have or may have commercial and charitable relationships. We do not believe that any director or nominee had a direct or indirect material interest in any covered transactions during 2024 and through the date of this Proxy Statement.
Stephen Lazar, Jr., who is a brother-in-law of Mr. McEvoy, serves as Director, Sustainability, for which Mr.
Lazar received total compensation for 2024 of approximately $251,000. Mr. Lazar’s compensation was established by the Company in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and is commensurate with that of his peers in our compensation framework.
Business Conduct Policy
Our Board adopted a code of ethics that applies to our Chief Executive Officer and senior financial officers, including our Chief Financial Officer, Chief Accounting Officer, and Treasurer or Controller, and a
code of business conduct and ethics that applies to all our directors, officers, and employees. Each is available under the Governance tab in the Investors section of our website (www.oceaneering.com). Any stockholder may obtain a printed copy of these codes from us upon request. Any change in or waiver of these codes of ethics will be disclosed on our website.
Communications with Board
Interested parties may communicate directly with the nonemployee directors by sending a letter to the
“Board of Directors (Independent Members)” c/o Corporate Secretary, Oceaneering International, Inc.,
5875 N. Sam Houston Pkwy. W., Suite 400, Houston, Texas 77086.

Directors

Board Composition and Succession Planning	24
Biographical Information for Nominees and Continuing Directors	26
Compensation of Directors	35
Please see “Proposal 1: Election of Class III Directors” below for more information regarding our nominees for director.

Board Composition and Succession Planning
Our Board believes that effective oversight and advancement of our long-term strategy comes from the contributions of directors with diverse and complementary qualifications, attributes, skills, and expertise
(“Qualifications”) aligned to our long-term strategy and Core Values. The Nominating, Corporate
Governance & Sustainability Committee regularly reviews these Qualifications, a subset of which is summarized on the Board Skills and Experience Matrix below.
The Board endeavors to retain directors with a deep knowledge of Oceaneering and its relevant industries as well as to attract directors with fresh perspectives. The Nominating, Corporate Governance
& Sustainability Committee intentionally conducts broad searches with the assistance of outside advisors to maintain a wide pool of potential board members.
Board Qualifications
In assessing the qualifications of existing and prospective nominees to the Board, the Nominating,
Corporate Governance & Sustainability Committee considers, in addition to criteria in our Amended and
Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines, each nominee’s integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of Oceaneering and its stockholders. The Board believes that its current composition reflects a group of highly talented individuals with the Qualifications and perspectives best suited to perform oversight responsibilities for Oceaneering and our stockholders and to promote achievement of our long-term strategy.
In selecting and defining the Qualifications reflected in the Board Skills and Experience Matrix below, the
Board considered how such Qualifications align to its oversight capabilities, critical needs, and strategic priorities. The Board recognizes that its members have at least a deep proficiency in all or nearly all of the identified Qualifications. However, based on a contextual review of the particular roles each director plays on the Board, it selected a Qualification for a director only if it was gained through experience as a senior executive with significant responsibility over time or with high-profile complex matters. The absence of a selection on the Board Skills and Experience Matrix should not be interpreted as a lack of expertise or contribution as it relates to that skill. The Company benefits greatly from having directors with diverse skill sets who contribute in ways that go beyond the items highlighted on the matrix.
In addition to the Qualifications highlighted on the Board Skill and Experience Matrix below:
•All members of our Board have been determined to be financially literate.
•Other than Mr. Larson, all members of our Board have been determined to be independent according to the standards of the New York Stock Exchange. In addition, our standing Board committees are entirely comprised of independent Board members who were not previously employed by Oceaneering.
•All members of our Board have held executive and board roles with publicly traded companies where they have had significant responsibility driving and overseeing organic and inorganic growth and expansion, strategic plan development, and driving stockholder value.
•Our Board members’ service ranges from one to 14 years, with an average tenure of eight years.

Board Skills and Experience Matrix

Skills and Qualifications	McEvoy	Beachy	Berry	Goodwin	Larson	Murphy	Poddar	Reinhardsen	Webster
Corporate Development & Strategy: Public company executive level experience leading growth, developing a strategic plan, driving value, and overseeing growth and expansion; experience with M&A	•	•	•	•	•	•	•	•	•
Energy Industry: Executive level experience at an energy company or at a company providing products or services to the energy industry; other experience with energy transition	•	•	•	•	•		•	•	•
Financial Management: Executive level experience in corporate finance, accounting, capital deployment, capital markets, debt, and relevant financial legal and regulatory issues				•		•			•
Global Business: Executive level experience leading international business strategy and operations; perspective and experience evaluating an international entity’s operating and strategic performance and growth; experience with global regulatory matters
	•		•		•		•	•	•
Governance: Experience as chair of corporate governance committee, compensation committee, or audit committee, or as lead independent director of public company board	•		•	•	•	•		•	•
Government Contracting: Experience with defense or government contracting; holds a security clearance	•	•			•
Health, Safety, Security & Environment (HSSE): Executive level experience leading HSSE operations at a large or multinational company; depth of experience and familiarity with factors specific to energy, aerospace, defense, and industrial settings
	•		•	•	•			•	•
Human Capital Management: Executive level experience at a company with a large or global workforce, including strategic workforce planning and development.	•		•		•	•	•	•	•
Logistics, Industrial & Manufacturing: Executive level experience providing oversight of extensive or complex operations spanning industrial, manufacturing, or supply chain	•	•		•	•		•
Maritime, Offshore & Admiralty: Experience with seafaring commercial operations, offshore operations including exploration and subsea activities, and maritime law	•		•		•			•
Risk Management: Executive level experience identifying and evaluating business-related risk, deep knowledge of industry-related risks; strong familiarity with management controls	•	•	•	•	•	•	•	•	•
Technology, Al, Robotics & Cybersecurity: Executive level
experience leading technology programs; advanced knowledge of cybersecurity controls; experience providing oversight of extensive or complex operations spanning engineering, robotics or Saas
	•				•		•

Biographical Information for Nominees and
Continuing Directors
The following biographical disclosures are provided both for the nominees for election as Class III directors, Mr. Roderick A. Larson, Mr. M. Kevin McEvoy and Mr. Paul B. Murphy, Jr., as well as the continuing directors of Oceaneering (ages are as of May 9, 2025).

Roderick A. Larson President, Chief Executive Officer, and Director, Class III

Key Qualifications
Mr. Larson has in-depth knowledge of our business and the energy industry, gained from nearly three decades of experience in the oilfield services sector, including leading the strategic evolution of energy companies in response to changing market conditions, driving business expansion into new geographies and markets, and spearheading advanced technological innovation.
Select Skills
•Energy Industry – Mr. Larson contributes to the Board his deep understanding of Oceaneering’s strategy, operational priorities, and valuable insights into market dynamics and growth opportunities. Prior to joining
Oceaneering, he held several leadership positions at Baker Hughes, where he developed a strong track record of successfully managing large-scale operations and delivering exceptional results across global markets. His early career roles as operations manager and field engineer for an oilfield services company in the U.S. and Venezuela provided him with foundational technical and operational skills.
•Corporate Development and Strategy – Throughout his tenure at
Oceaneering, he has been instrumental in guiding the Company through periods of significant growth and transformation. His efforts, including the acquisition of Ecosse Subsea Systems, have expanded the Company’s offshore renewable energy capabilities, and have consistently positioned
Oceaneering at the forefront of technological advancement in engineered services to provide comprehensive service to the offshore energy industry.
•Government Contracting – Developed through his extensive experience managing contracts and delivering services to government agencies, Mr.
Larson possesses in-depth knowledge of government stakeholders and procurement regulations, including budgeting, cost accounting and financial reporting specific for government contracts. His expertise in compliance with regulations governing sensitive projects enhance Board’s oversight of
Oceaneering’s Aerospace and Defense business.
Professional Highlights
Oceaneering International, Inc. (NYSE: OII)
•President & CEO (since 2017)
•President & COO (2015 – 2016)
•SVP (2012 – 2015)
Baker Hughes Company (NASDAQ: BKR) – a leading global oilfield services company
•President, Latin America (2011 – 2012)
•VP, Operations, Gulf of Mexico Region (2009 – 2011)
•Gulf Coast Area Manager (2007 – 2009)
•Special Projects Leader Technical Training (2006 – 2007)

Committee Membership: N/A Director Since: May 2017 Age: 58
Education:
•BS in Electrical
Engineering, North
Dakota State University
•MBA, Jones Graduate
School of Business,
Rice University
Current Public Company
Boards:
•Newpark International,
Inc. (NYSE: NPKI)
(since 2014)
Other Notable Boards /
Affiliations:
•National Ocean
Industries Association,
Director (since 2018)
•American Petroleum
Institute, Director (since
2017)
•Energy Workforce and
Technology Council,
Chair (2021)

M. Kevin McEvoy Board Chair, Class III

Key Qualifications
Mr. McEvoy brings to our Board a comprehensive understanding of
Oceaneering and its businesses gained through his decades of service with the Company, including as our former CEO and in leadership roles in each of our business segments (including three international assignments). His role as lead independent director for a publicly traded company in the construction industry has also equipped him with deep expertise in corporate governance and strategy oversight, including matters related to public policy, energy transition, risk management, and stakeholder engagement.
Select Skills
•Government Contracting – Acquired deep expertise in Oceaneering’s government contracting activities, including contract management, regulatory compliance, and stakeholder engagement through his nearly four decades with the Company, including six years as CEO. Mr.
McEvoy’s significant knowledge of the government procurement process as well as the priorities of government stakeholders provide the
Board with useful insights related to oversight of programs in our
ADTech business.
•Maritime, Offshore and Admiralty – Developed a deep expertise in offshore and maritime operations through his more than 45 years of experience in offshore, diving, and other subsea and marine-related activities, primarily in oilfield-related areas, with significant international exposure. Mr. McEvoy developed a solid foundation in maritime operations from his early career service with the Navy, where he was engaged in diving, salvage, and submarine rescue activities.
•Health, Safety, Security, and Environment – Mr. McEvoy’s history of operational leadership and business development with Oceaneering, including as COO and as an instrumental leader in developing three of our five business segments, has provided him with significant experience in health, safety, security and environmental management in complex environments. Throughout his tenure, he maintained a strong focus on safety and environmental performance, with Oceaneering recognized for its safety practices in 2016 with an award from the
National Ocean Industries Association.
Professional Highlights
Oceaneering International, Inc. (NYSE: OII)
•CEO (2011 – 2017)
•President (2011 – 2015)
•COO (2010 – 2011)
•EVP (2006 – 2010)
•SVP, Western Region (2000 – 2006)
U.S. Navy
•Diving & Salvage Officer (1972 – 1976)

Committee Membership: N/A Director Since: May 2011 Age: 74
Education:
•MBA, Texas A&M University
•CERT Certificate in
Cybersecurity Oversight,
Carnegie Mellon University
Software Engineering
Institute, and the National
Association of Corporate
Directors
Current Public Company
Boards:
•EMCOR Group, Inc. (NYSE:
EME), Lead Independent
Director (since 2016)
Other Notable Boards /
Affiliations:
•National Ocean Industries
Association, Chairman (2016
– 2017)

Paul B. Murphy, Jr. Independent Director, Class III

Key Qualifications
Mr. Murphy brings considerable experience and perspective through his executive officer roles with financial institutions that forged strong partnerships with energy companies. With over 43 years of business and entrepreneurial experience in the financial services industry including 23 years as a CEO, and with over 25 years of experience as a public company director, Mr. Murphy provides valuable perspectives on financial strategy, corporate development, core growth, risk control and many other aspects of running a business.
Select Skills
•Corporate Development and Strategy – Mr. Murphy played a key role in forming Cadence Bank raising $1 billion capital and assembling an experienced management team. He oversaw the bank’s NYSE 2017
IPO and its merger with BancorpSouth Bank in 2021. During Mr.
Murphy's tenure at Cadence, the company grew to over $18 billion in assets. During his tenure as CEO of Amegy Bank, the company grew from less than $100 million in assets to more than $10 billion. During his 20 years there, the company went public on NASDAQ, successfully executing integration of multiple strategic acquisitions and sold to Zions
Bancorp in 2005.
•Financial Management – Through his senior executive leadership roles with several commercial banks, Mr. Murphy developed significant expertise in financial reporting, investment analysis, capital financing strategies and regulatory compliance. As CEO of Amegy Bank, a regional bank in Texas with strong partnerships with energy companies and a robust energy banking business, Mr. Murphy gained particular expertise in the energy sector, focusing on specialized lending products for the energy companies.
•Risk Management – Mr. Murphy demonstrated strong risk
management skills throughout his career, including navigating complex financial landscapes, optimizing asset growth strategies, and assessing strategic acquisitions, which delivered substantial returns to investors.
Through his financial industry career, Mr. Murphy gained significant expertise in risk management, helping energy companies successfully navigate the cyclical and changing nature of the energy markets.
Professional Highlights
Cadence Bank (NYSE: CADE) and its predecessors Cadence
Bancorporation and Cadence Bank, N.A. – an American commercial bank
•CEO (2021 – 2023)
•Chairman & CEO (2009 – 2021)
Amegy Bank of Texas (acquired by Zions Bank in 2005) – a leading regional bank
•CEO (2000 – 2009)
•President (1996 – 2000)
•EVP (1990 – 1996)
Allied Bank of Texas (acquired by First Interstate in 1987) – a Houston-
based regional bank
•VP (1981 – 1989)

Committee Membership: •Audit (Chair) •Nominating, Corporate Governance & Sustainability Director Since: August 2012 Age: 65
Education:
•BS, Banking and Finance,
Mississippi State University
•MBA, University of Texas at
Austin
Current Public Company
Boards:
•Natural Resource Partners
L.P. (NYSE: NRP) (since
2018)
Other Notable Boards /
Affiliations:
•Murphy Interests, founder
(2023)
•Cadence Bank, Director
(NYSE: CADE) (2011 – 2023)
•Amegy Bank of Texas,
Director (1994 – 2009)
•Hines REIT, Director (2008 –
2017)
•Houston Branch of the
Federal Bank Reserve of
Dallas, Director
(2009 – 2016)

William B. Berry Independent Director, Class I

Key Qualifications
Mr. Berry contributes over five decades of leadership experience in the domestic and international oil and gas industry, with deep expertise in both onshore and offshore exploration and production, which significantly contributes to Board discussions on strategy and oversight of safe and productive operations across numerous global markets. His extensive knowledge of energy-focused customer needs provides valuable insights into Oceaneering’s key growth drivers, evolving capabilities, global footprint, and application of advanced technologies and high-performance standards within challenging environments.
Select Skills
•Energy Industry – Mr. Berry developed expertise in the energy industry over his extensive industry tenure as a corporate advisor and member of executive leadership teams, with a successful track record of aligning strategic priorities with the variable oilfield lifecycle and introducing innovative petroleum technologies to enhance efficiency. In his most recent role as CEO of an oil and natural gas company, Mr.
Berry was responsible for securing the company’s entrance into new regions and overseeing its carbon capture investment efforts, which aligns with Oceaneering’s growth priorities.
•Human Capital Management – Mr. Berry is well-known as an
operational leader who prioritizes people development and workforce planning within a broad international talent pool for achievement of financial, safety, and operational goals.
Professional Highlights
Continental Resources, Inc. (formerly NYSE: CLR) – American oil and natural gas company
•CEO (2020 – 2023), President (2022 – 2023)
ConocoPhillips (NYSE: COP) and its predecessor, Phillips Petroleum
Company – global energy exploration and production company
•EVP, Exploration & Production (2003 – 2008)
•President, Asia Pacific (2002)
•SVP, Exploration & Production, Eurasia-Middle East (2001 – 2002)
•VP, Exploration & Production, Eurasia (1998 – 2001)
•VP, International Exploration & Production, New Ventures (1997)
•China Country Manager, Worldwide Drilling and Production (1995 –
1997)
•Various other positions of increasing leadership (1976 – 1995)

Committee Membership: •Compensation Director Since: June 2016 Age: 72
Education:
•BS and MA, Petroleum
Engineering, Mississippi
State University
Current Public Company
Boards:
•None
Other Notable Boards /
Affiliations:
•Continental Resources, Inc.
(formerly NYSE: CLR) (2014
– 2023)
•Frank’s International N.V.
(NYSE: FI) (2015 – 2020)
•Teekay Corporation (NYSE:
TK) (2012 – 2015)
•Wilbros Group, Inc. (NYSE:
WG) (2008 – 2014)
•Access Midstream Partners,
L.P. (formerly NYSE: ACMP)
(2013 – 2014)
•Woods Hole Oceanographic
Institute (since 2024)
•Hamm Institute of American
Energy at Oklahoma State
University (since 2022)
•Mississippi State University
Foundation, Board of
Directors (since 2024)

Reema Poddar Independent Director, Class I

Key Qualifications
Ms. Poddar brings extensive global experience in product and technology strategy, development, and delivery, accelerating digital transformation, cybersecurity, artificial intelligence, and other emerging technologies. Her 30-
year career includes executive and board roles for public, private, and start-up companies where she exhibited deep expertise in enterprise risk management and held oversight responsibility for the full product innovation lifecycle from concept development to delivery.
Select Skills
•Technology, AI, Robotics, & Cybersecurity – Ms. Poddar has extensive experience driving innovation in technology-focused companies. She successfully launched AI-powered diagnostic and pathway informatics solutions to improve quality, promote efficiency, and enhance patient experience. She also led the product roadmap at an AI-integrated cybersecurity company, optimizing data privacy and compliance. At
Teradata, she launched an AI-powered data and analytics SaaS platform on multiple cloud providers and oversaw the company’s corporate security, product strategy, go-to-market approach, and digital transformation. Ms.
Poddar held a leadership role at GE in developing an AI/ML-driven Asset
Performance Management cloud SaaS product with over $1 billion in sales.
•Corporate Development and Strategy – At Koninklijke Philips, Ms. Poddar
led strategic initiatives for its multi-billion dollar digital healthcare informatics business, including transitioning operating models, developing portfolio roadmaps, and ensuring strategic alignment across divisions. She also orchestrated a $12 billion transformation in GE Healthcare P&L from on-
premises to cloud-based services, delivering substantial value creation.
•Human Capital Management – Ms. Poddar has fostered creativity, collaboration, and success with a variety of teams throughout her career.
She has demonstrated a strong track record of recruiting and developing high-performance talent, particularly at Philips and Teradata, where she led large, multidisciplinary teams responsible for driving enterprise-wide technological innovation initiatives.
Professional Highlights
Koninklijke Philips N.V. (NYSE: PHG) – a multinational health technology company
•EVP & General Manager, Diagnostic and Pathway Informatics Business
(2022 – 2023)
OptimEyes.AI – an AI-integrated cybersecurity software firm
•Executive Head of Product Development (2020 – 2022)
Teradata Corporation (NYSE: TDC) – a software company that specializes in data warehousing and data analytics solutions, and data management solutions
•EVP & Chief Development Officer (2019 – 2020)
•EVP & Chief Product & Technology Officer (2018 – 2019)
•SVP, Product Development (2017 – 2018)
AdFender, Inc. – an advanced software privacy solutions company
•Executive Head of Engineering & Operations (2016 – 2017) and Co-
Founder (since 2010)
General Electric Company (NYSE: GE) – a multinational conglomerate with aerospace, energy, healthcare, and finance divisions

Committee Membership: •Audit •Nominating, Corporate Governance & Sustainability Director Since: February 2024 Age: 57
Education:
•BS in Physics, Mahatma
Gandhi University
•MCA in Computer Science,
Bangalore University
•CERT Certificate in
Cybersecurity Oversight,
Carnegie Mellon University
Software Engineering
Institute, and the National
Association of Corporate
Directors
Current Public Company
Boards:
•MeridianLink Inc. (NYSE:
MLNK) (since 2021)
Other Notable Boards /
Affiliations:
•Accion Labs Group
Holdings, Inc., Director
(since 2021)
•OptimEyes.AI, Board of
Advisors (since 2020)
•Corporate Council Board of
Advisors to the Dean of UC
San Diego Jacobs School
of Engineering, Director
(2018 – 2020)

Jon Erik Reinhardsen Independent Director, Class I

Key Qualifications
Mr. Reinhardsen brings an extensive international perspective and knowledge of the global energy industry, with a focus on the subsea oilfield services industry and ensuring safe operations, as well as an understanding of customer perspectives from his roles with two of
Oceaneering’s international clients. His significant financial and operational expertise, gained during a career spanning over 35 years in engineering, construction, and energy-related businesses, provides crucial insights to
Board oversight of operational strategy.
Select Skills
•Maritime, Offshore and Admiralty – Developed through his significant leadership experience with offshore oil and gas services, including nine years as CEO of a subsurface marine technology company focused on evolving energy sector needs. He led the company through the financial crisis to become one of the preeminent firms in its industry, leveraging strategic marine fleet acquisitions and driving the integration of cutting-
edge technology.
•Global Business – Mr. Reinhardsen brings significant perspective on international operations given his long tenure in executive roles at global energy companies. As CEO of Petroleum Geo-Services ASA, headquartered in Norway, he was responsible for operations and assets on multiple continents. He also served as Executive Vice
President and Deputy CEO of Aker Kvaerner’s oil and gas businesses, with operations in North and South America, Australia, and Asia Pacific.
•Health, Safety, Security, and Environment – Mr. Reinhardsen has
deep expertise overseeing health, safety, and environment programs in the oil and gas services industry. While CEO of PGS, he achieved improvements in safety incident rates pursuing an ambitious goal to have industry-leading health, safety, environmental and quality performance. Mr. Reinhardsen also brings experience in environmental impact management and sustainability through his leadership roles with
Aker Kvaerner, which was at the forefront in developing CO2 capture and storage technology.
Professional Highlights
Petroleum Geo-Services ASA (“PGS”) (formerly OSL: PGS, merged with
TGS ASA in 2024) – an international company providing geophysical and geological services
•CEO (2008 – 2017)
Alcoa, Inc. (formerly NYSE: AA, split into Alcoa Corp. and Arconic Inc., now
Howmet Aerospace, in 2016) – an American multinational industrial corporation
•President, Global Primary Products Growth (2005 – 2008)
Aker Solutions (formerly Aker Kvaerner and predecessor and affiliated companies) – an engineering and construction services company
•EVP, Maritime (2003 – 2005)
•Deputy CEO, Oil & Gas (operated from Houston) (2002 – 2003)
•Group EVP (operated from Houston) (1997 – 2002)
•Various positions of increasing leadership (1983 – 1997)

Committee Membership: •Compensation •Nominating, Corporate Governance & Sustainability Director Since: October 2016 Age: 68
Education:
•MSc in Applied Mathematics
and Geophysics, University
of Bergen
Current Public Company
Boards:
•Equinor ASA (NYSE: EQNR),
Chair (Since 2017)
Other Notable Boards /
Affiliations:
•Baring Group, Chair (since
2023)
•Telenor ASA (OSL: TEL.OS),
Director (2014-2023)
•Borregaard ASA (OSL: BRG),
Director (2016 – 2018)
•Cameron International
Corporation (formerly NYSE:
CAM), Director (2009 – 2016)

Karen H. Beachy Independent Director, Class II

Key Qualifications
Ms. Beachy brings over 30 years’ experience in strategy implementation, corporate and business development, supply chain management, public policy, energy transition, risk management, and stakeholder engagement.
Select Skills
•Energy Industry – Ms. Beachy has demonstrated a strong track record of innovation and strategic transformation to reduce the carbon intensity of various energy supply sources, including Renewable Natural Gas (RNG) and Liquefied
Natural Gas (LNG), carbon capture and sequestration, hydrogen and electrification of operations. More recently, she has served as an advisor to corporate clients on the transition to clean energy and smart grid technology.
•Logistics, Industrial & Manufacturing – Gained during her executive leadership roles in supply chain logistics and energy procurement, most notably at Black Hills Corp, where she led the supply chain function, overseeing strategic planning, merger integrations, cost and third-party risk management, including cybersecurity, to enhance operational efficiencies and strategic sourcing capabilities. Additionally, Ms. Beachy brings international procurement experience developed through her experience working with a German electric utility, where she oversaw LNG procurement.
•Government Contracting – Ms. Beachy’s leadership roles in the highly regulated energy and utility industries have equipped her with a comprehensive understanding of federal and state regulatory frameworks, and insights into the priorities of public agencies and stakeholders. Further, she brings a valuable perspective developed through her successful track record of developing strategic partnerships with government agencies.
Professional Highlights
Think B3 Consulting, LLC – a consulting firm providing strategic and business planning advisory services
•Principal Consultant & Founder (since 2021)
The Alliance Risk Group, LLC – a consulting firm providing risk management and capital efficiency advisory services to the energy sector
•Associate (2022 – 2024)
Black Hills Corp. (NYSE: BKH) – an electric and gas utility company
•SVP, Growth & Strategy (2019 – 2020)
•VP, Growth & Strategy (2018 – 2019)
•VP (2016 – 2018)
•Director, Supply Chain (2014 – 2016)
Vectren Corp. (formerly NYSE: VVC, merged with CenterPoint Energy, Inc. in
2019) – a natural gas and electricity holding company
•Leadership roles in operations and sourcing (2010 – 2014)
J. J. Y. Legner Associates
•Business Development Consultant (2009 – 2010)
Ignite Business Solutions – Owner
•Consultant (2008 – 2010)
LG&E Energy Corporation (acquired by PPL Corp. in 2010) and predecessors
LG&E and KU Energy LLC – an electric and natural gas utility company
•LNG Project Manager: Expat Assignment, Germany (2007 – 2008)
•Change Management Architect: Special Assignment (2006 – 2006)
•Manager, Supplier Diversity (2003 – 2006)
•Operations Manager, Elizabethtown & Shelbyville (2000 – 2003)
•Supervisory Underground Construction & Maintenance (1998 – 2000)
•Product Manager, Telecommunications Products (1997 – 1998)

Committee Membership: •Audit •Compensation Director Since: January 2021 Age: 54
Education: •BS in Political Science and MS in Marketing, Purdue University Current Public Company Boards: •Pangaea Logistics Solutions Ltd. (NASDAQ: PANL) (since 2022)

Deanna L. Goodwin Independent Director, Class II

Key Qualifications
Ms. Goodwin brings to the Board almost 40 years of executive and board experience in the oil and gas products and services industry and for international public companies. Her expertise in operations and risk management in offshore engineering, manufacturing, and construction as well as significant public accounting and auditing background, strengthens the Board’s oversight of Oceaneering’s financial strategy and reporting.
Select Skills
•Financial Management – Developed throughout her divisional CFO roles at public companies, leadership positions at a leading global accounting and consulting firm, and as a chartered professional accountant, Ms. Goodwin has critical industry-specific experience in capital markets, capital deployment in asset intensive industries, financial strategy, P&L, budgeting, financial reporting and accounting, and audit and related assurances.
•Risk Management – In her role as a regional President at Veritas
DGC, Ms. Goodwin was responsible for developing and implementing strategies to mitigate cyclical energy-specific financial and operational risks. She also has experience managing risks associated with major international transactions, leading Technip’s $1.3 billion acquisition of
Global Industries, which substantially expanded the company’s subsea market, and leading the global integration team in driving strategic organizational design, change management, and operational control.
Professional Highlights
Technip SA (formerly XPAR: TEC, merged with FMC Technologies in
2017) – a leading global provider of engineering and construction services for the offshore and onshore energy sector
•President, North America (2013-2017)
•COO, Offshore (2012-2013)
•SVP, Operations Integration of Global Industries (2011-2012)
•SVP & CFO, Technip USA (2008-2011)
Veritas DGC, Inc. (formerly NYSE: VTS) – a leading provider of geophysical information and services to the petroleum industry
•President, Western Hemisphere (2007 – 2008)
•President, Land (2004 – 2006)
•SVP, Operations (2003 – 2004)
•VP, US Land Library (2001 – 2002)
•CFO & VP, Land Division (1996 – 2001)
•Manager, Financial Reporting (1993 – 1995)
Price Waterhouse (now Price WaterhouseCoopers LLP), an audit, assurance, consulting and tax accounting firm
•Various positions of increasing leadership (1987 – 1993)

Committee Membership: •Compensation (Chair) •Audit Director Since: February 2018 Age: 60
Education:
•B. Comm, Accounting, University
of Calgary
Current Public Company
Boards:
•Kosmos Energy Ltd. (NYSE:
KOS) (since 2018)
•Arcadis NV (OTCMKTS:
ARCAY) (since 2016)
Other Notable Boards /
Affiliations:
•Chartered Professional
Accountants of Canada, Member

Steven A. Webster Independent Director, Class II

Key Qualifications
Mr. Webster possesses extensive knowledge of the energy industry gained from decades of experience in onshore and offshore oil and gas exploration and production, and oilfield services. He provides the Board with deep expertise in financial management and strategy, drawing on over 30 years in private equity and investment, as well as significant business leadership skills developed through his roles as a CEO and as director of various public and private companies.
Select Skills
•Corporate Development and Strategy – Mr. Webster successfully drove corporate strategy at oil and gas companies, most notably as Co-
Founder and CEO of R&B Falcon Corp., which he grew from a single-
rig drilling contractor to one of the world’s largest offshore drilling companies through consolidation and strategic growth initiatives. As a
Managing Partner at Avista and AEC Partners, he has advised on a range of successful mergers, acquisitions, and IPOs, positioning his clients for growth. Over his career, he has co-founded or been a lead investor in numerous successful energy ventures, including Carrizo Oil and Gas, R&B Falcon, Grey Wolf, Hercules Offshore, Laredo Energy,
Peregrine Oil & Gas, and Union Drilling.
•Financial Management – Developed significant expertise in capital allocation and financing strategies, financial reporting, and strategic financial planning during his extensive experience in venture capital and private equity investing, including co-founding a private equity firm in
2005. Mr. Webster also possesses unique perspectives on maximizing shareholder value in a cyclical energy sector with deep understanding of the global energy sector environment.
•Risk Management – Acquired through his experiences serving as CEO of two leading companies in the offshore oil and gas exploration sector,
Mr. Webster has a strong track record overseeing and developing effective mitigation strategies for operational and financial risks in dynamic energy markets. He also provides insights into best practices for managing environmental impact risks and building a strong safety culture across the enterprise, contributing to the Board his deep knowledge of regulatory compliance matters specific to our industry.
Professional Highlights
AEC Partners, L.P. – a private equity firm investing in the energy sector
•Managing Partner (since 2018)
Avista Capital Partners, L.P. – a private equity firm investing in the healthcare sector
•Co-Founder (since 2005), Managing Partner (2005 – 2018)
Global Energy Partners, Ltd. – an affiliate of DLJ Merchant Banking and
CSFB Private Equity focused on investing in the energy sector
•Managing Partner (2000 – 2005)
Carrizo Oil & Gas (NASDAQ: CRZO) – an energy exploration,
development and oil and gas production company
•Chair & Co-Founder (1993 – 2019)
R&B Falcon Corp. (formerly NYSE: FLC, acquired by Transocean Sedco
Forex Inc. in 2000) and its predecessor, Falcon Drilling Company – an offshore drilling company
•Chair, CEO, & Founder (1988 –1999)

Committee Membership: •Nominating, Corporate Governance & Sustainability (Chair) Director Since: March 2015 Age: 73
Education:
•BS in Industrial
Management, Purdue
University
•MBA, Harvard University
Current Public Company
Boards:
•Camden Property Trust
(NYSE: CPT) (since 1993)
Other Notable Boards /
Affiliations:
•Enterprise Offshore Drilling,
Director (since 2017)
•Callon Petroleum Company
(formerly NYSE: CPE,
acquired by APA
Corporation in 2024) and its
predecessor Carrizo Oil &
Gas, Director (1993 – 2024)
•ERA Group Inc. (formerly
NYSE: ERA, acquired by
Bristow Group, Inc. in
2020), Director (2013 –
2020)
•Basic Energy Services, Inc.,
(formerly NYSE: BAS) Chair
(2000 – 2016)

Compensation of Directors
Our nonemployee directors receive annual cash retainers and awards of restricted stock as compensation for their service. All nonemployee directors receive an equal cash retainer for their service on the Board, and additional retainers are paid for service in additional roles, such as committee member, committee chair, and board chair. The aggregate of the total direct compensation for nonemployee directors is targeted at the middle range of the Compensation Peer Group (as defined below), as assessed by the Compensation Consultant and recommended by the Compensation Committee. The
Board has indicated its intent to approve cash retainers comprising approximately one-third, and restricted stock awards (in terms of grant-date fair value) comprising approximately two-thirds, of the total direct compensation of our nonemployee directors.
For 2024, the Board approved annual cash retainers for our nonemployee directors, payable in quarterly installments, of $105,000 for the Chair and $70,000 for each of our other nonemployee directors. For
2024, the Board also approved additional annual cash retainers, payable in quarterly installments, of (i)
$30,000 to the chair and $10,000 to each member of the Audit Committee, (ii) $20,000 to the chair and
$10,000 to each member of the Compensation Committee and (iii) $10,000 to the chair and $5,000 to each member of the Nominating, Corporate Governance & Sustainability Committee. Mr. Larson, our
Chief Executive Officer, does not receive separate compensation for his service as a director. See the
“Summary Compensation Table” above for information concerning the compensation paid to Mr. Larson.
During 2024, besides payment of annual retainers, our nonemployee directors were also allowed to participate in health care coverage on the same basis as provided to employees in our basic medical plans. Nonemployee directors could elect to participate in the health care plan without payment of any monthly premium and participate in a supplemental medical plan at no cost to the director. All directors are provided a group personal excess liability insurance policy at no cost to the directors. Directors are reimbursed for their travel and other expenses involved in attendance at Board and committee meetings and activities. The Compensation Committee and Board voted to discontinue all insurance benefits for the directors after 2024.
In 2024, our nonemployee directors were awarded shares of restricted stock under our Incentive Plan (as defined below) as follows:  Mr. McEvoy: 12,982 shares; and each of our other nonemployee directors:
8,743 shares. The awards were subject to (1) possible earlier vesting on a change of control or the termination of the director’s service due to death, and (2) such other terms as were set forth in the award agreements with the respective directors. For information about stock ownership guidelines for nonemployee directors, see “Compensation Discussion & Analysis — Stock Ownership Guidelines.”

Director Compensation Table
The table below summarizes the compensation of our nonemployee directors for the year ended
December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
M. Kevin McEvoy	105,000	301,961	—	30,022	436,983
Karen H. Beachy	90,000	203,362	—	10,668	304,030
William B. Berry	80,000	203,362	—	17,796	301,158
Deanna L. Goodwin	100,000	203,362	—	29,987	333,349
Paul B. Murphy, Jr.	105,000	203,362	—	15,339	323,701
Reema Poddar	64,167	203,362	—	31,231	298,760
Jon Erik Reinhardsen	85,000	203,362	—	43,046	331,408
Steven A. Webster	80,000	203,362	—	13,020	296,382
(1)The amounts shown are attributable entirely to annual retainers as described above.
(2)The amounts reflect the aggregate grant date fair value of the restricted stock awards granted to our nonemployee directors in 2024, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The aggregate number of restricted shares outstanding as of December 31, 2024, was 12,982 for Mr. McEvoy and 8,743 for each of our other nonemployee directors.
(3)For each director, the amount shown for 2024 reflects premiums for medical insurance, including supplemental medical insurance and, for each of Mses. Goodwin and Poddar and Messrs. McEvoy, Murphy and Reinhardsen, basic medical insurance. Our nonemployee directors had excess liability insurance coverage from January 1, 2024 until December 1, 2024, the premiums of which were paid in
2023 and therefore reported in our Definitive Proxy Statement on Schedule 14A with respect to our 2024 annual meeting of stockholders.

Executives

Message from the Compensation Committee	38
Report of the Compensation Committee	38
Compensation Discussion & Analysis (CD&A)	39
Executive Compensation Tables	51
Please see "Proposal 2: Advisory Vote to Approve Executive Compensation” below for more information regarding our Say-on-Pay vote.

Message from the Compensation Committee
Dear fellow stockholders,
On behalf of our Board, we would like to thank you for your continued investment in Oceaneering. Every day, talented Oceaneers work toward a mission to “Solve the Unsolvable,” and year after year, they have risen to the challenge. We believe that this winning culture results from exceptional leadership, starting with that of our CEO, Rod Larson. We also believe that the work of our Compensation Committee maintains alignment among our leaders, our workforce, and our stockholders.
The Compensation Committee’s work oversees the development of the competitive compensation program and its alignment with the interests of our stockholders. We review CEO and executive performance against short- and long-term metrics aligned with our business strategy. We also review our employee engagement survey data to ensure Oceaneering’s winning culture continues to mature in a rapidly changing world.
We believe our compensation programs are working as intended to ensure high performance while reducing the likelihood that management takes unreasonable risks. In 2024 compared to the prior year, all five operating segments improved revenue, consolidated revenue increased 10% to $2.7 billion, consolidated operating income improved by 36% to $246 million, net income improved by 51% to $147 million, consolidated adjusted EBITDA (non-GAAP) increased by 20% to $347 million, we grew the company by organic and inorganic capital investment, we returned value to stockholders through our stock repurchase program, and we ended the year with healthy liquidity. More information regarding our performance in 2024 can be found under “Compensation Discussion & Analysis” below.
This year’s employee engagement survey results were also positive, with Oceaneers resoundingly expressing their individual alignment to company success: 94% agreed with the statement “I understand how my role contributes to Oceaneering’s success.” We were pleased to see Oceaneers reporting high levels of satisfaction and signs of strength of our culture.
Finally, we appreciate the high level of support you have given to our executive compensation. In the past two years, you supported our executive compensation at a level of 93% and 94%, respectively. This year, we have streamlined our compensation-related disclosures to explain our compensation philosophies and the results of our compensation programs. We ask that you vote FOR  our proposals related to executive compensation and the approval of an amended and restated 2020 Incentive Plan, and we thank you for your continued support.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with the management of Oceaneering International, Inc., and, based on such review and discussions, the Compensation Committee recommended to the Board of Oceaneering that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Deanna L. Goodwin, Chair
Karen H. Beachy
William B. Berry
Jon Erik Reinhardsen

Compensation Discussion & Analysis
The following Compensation Discussion and Analysis, or “CD&A,” provides information regarding the compensation programs in place for our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers during 2024. We refer to these individuals in this Proxy
Statement as the “Named Executive Officers.”

Named Executive Officers
Name	Title as of January 1, 2024
Roderick A. Larson	President and Chief Executive Officer
Alan R. Curtis	Senior Vice President and Chief Financial Officer
Martin J. McDonald	Senior Vice President, Subsea Robotics
Earl F. Childress	Senior Vice President and Chief Commercial Officer
Benjamin M. Laura	Senior Vice President and Chief Innovation Officer (1)
(1)Mr. Laura was promoted to, and now serves as, Senior Vice President and Chief Operating Officer, effective
January 1, 2025.
This CD&A also includes information regarding, among other things, the objectives of our compensation program, the achievements that the compensation program is designed to reward, the elements of the compensation program (including the reasons why we employ each element and how we determine amounts paid) and how each element fits into our overall compensation objectives. As used in this CD&A, references to the “Committee” mean the Compensation Committee of our Board.
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract and retain key executives, motivate them to achieve our short- and long-term objectives without exposing us to excessive or unnecessary risk, and align their interests with our stockholders’ interests. To achieve these goals, we’ve designed our executive compensation program to deliver a competitive compensation package and to reward our key executives for superior performance, and our executive compensation program utilizes several different compensation elements that are geared towards both our short-term and long-term performance. The following principles influence the design and administration of our executive compensation program, and we believe that its key elements described below are aligned with best practices and sound policy, including:

Our compensation programs are tied to performance and motivate our key executives
•Performance measured against financial and other key performance objectives.
•Balances long-term and short-term performance to promote stockholder value.
•Incentive compensation forms a significant part of key executives’ total direct compensation, with more than 50% of CEO’s total direct compensation at risk.

Our compensation programs encourage our leaders to make decisions aligned with stockholder value.
•86% of CEO’s total direct compensation is at risk and tied to our delivery of short-
and long-term stockholder value.
•Our executives are subject to stock ownership guidelines, requiring them to own shares of our common stock having a market value or cost basis not less than a multiple of their base salary. The minimum holding requirement for our CEO is five times his base salary.

Our compensation programs are designed to attract and retain the best leaders.
•Our compensation programs are competitive and benchmarked against industry market data and information from our compensation peer group.
•Long-term incentives help us retain key executives, who have a keen understanding of our services and products in the markets we serve, and who maintain strong customer relationships over time.
•Our compensation programs fairly reward performance and service across volatile market cycles.

For more information, please see our Compensation and Governance Best Practices Table under “— Our
Corporate Governance Framework” above.

We believe that our compensation philosophy motivates our executives to pursue objectives that benefit our stockholders. Our continued focus in 2024 on growth and delivering on our strategic plan has enabled us to:
•achieve our second-best Total Recordable Incident Rate (TRIR) by maintaining a strong emphasis on health and safety, particularly on life-saving rules, high-hazard tasks and engineered solutions;
•improve Adjusted EBITDA and continue our year-over-year growth;
•generate positive Free Cash Flow in 2024 and maintain strong liquidity while executing on approximately $20 million of share repurchases to return value to our stockholders;
•generate positive TSR (as defined below under “— Executive Compensation Components — Long-
Term Incentive Compensation — 2022-2024 Performance Units”) of 142% over a three-year time period; and
•advance our innovative robotics, automation and remote-operations solutions to enhance safety and efficiency, including completing the acquisition of Global Design Innovation Ltd. (GDi), a digital twin and software services provider.
The Role of the Compensation Committee
The Committee has the primary authority to establish compensation for our executive officers (including the Named Executive Officers) and other key employees and administers all our executive compensation programs and agreements. The Committee annually reviews and approves corporate goals and objectives and sets the compensation levels for our executive officers based on the Committee’s evaluation. Our Chief Executive Officer assists the Committee by providing annual recommendations regarding the compensation of our executive officers and other key employees, excluding himself. The
Committee can exercise its discretion in modifying or accepting these recommendations. The Chief
Executive Officer, Chief Human Resources Officer, and Chief Legal Officer attend Committee meetings.
However, the Committee also meets in executive session without members of management present.
The Committee reviews comparative compensation information compiled by a compensation consultant as described in “— The Role of the Compensation Consultant” below. Comparative compensation information, however, is only one factor used by the Committee in making its compensation decisions, and the Committee does not base its decisions on targeting any compensation to specific pre-determined benchmarks. Overall, our compensation program for the Named Executive Officers is intended to create a total compensation opportunity that, on average, is competitive with the median of a peer group and survey data identified by the Compensation Consultant, as discussed in “— Compensation
Benchmarking” below. For additional information regarding the role and responsibility of the Committee, please see “Committees of the Board — Compensation Committee” above.
Impact of 2024 Say-on-Pay Vote on Executive Compensation
In approving the 2025 compensation of the Named Executive Officers, the Committee reviewed the vote on the say-on-pay proposal at the 2024 Annual Meeting of Stockholders. Approximately 94% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Committee believes this affirms stockholders’ support of Oceaneering’s approach to executive compensation.
Accordingly, the Committee did not adopt any specific changes based on the vote.
The Committee will continue to consider the outcome of Oceaneering’s say-on-pay votes when making future compensation decisions for named executive officers. The Committee expects to continue to hold say-on-pay votes every year, which is consistent with the votes cast by stockholders at the 2023 Annual
Meeting regarding the frequency of such votes.
Management regularly engages in discussions with stockholders on a variety of topics, including executive compensation. In general, during these discussions, stockholders expressed their overall support of our approach to compensation and our performance-oriented program design.

The Role of the Compensation Consultant
The Committee has the authority to engage a compensation consultant, outside legal counsel, and other advisors, in its sole discretion, to assist the Committee in the discharge of its duties and responsibilities.
As noted in “Committees of the Board — Compensation Committee” above, for the current compensation cycle, the Committee continued to retain Meridian as the Compensation Consultant to:
•review the peer group of companies used for comparison purposes in the preceding year and assess the peer group’s continued validity;
•conduct a review of the competitiveness of our total direct compensation, retirement benefits and perquisites of the Named Executive Officers and other key employees, relative to data disclosed in proxy statements and other filings with the SEC by the peer group of companies and survey data;
•conduct a pay-for-performance analysis to assess the alignment of amounts realized from our executive compensation program and performance for Oceaneering and the peer group of companies identified;
•assess Oceaneering’s incentive structure for executive officers and the alignment of that structure with Oceaneering’s compensation philosophy and objectives;
•assess Oceaneering’s compensation for nonemployee directors relative to market practices, including the compensation programs of a peer group of companies; and
•assist the Committee in its duties with respect to the compensation of our executives, nonemployee directors and other key employees.
The Committee has engaged Meridian since 2015 to provide similar assistance to the Committee with respect to the compensation of our executive officers and nonemployee directors. The decision to engage the Compensation Consultant and approval of its compensation and other terms of engagement were made by the Committee without reliance on any recommendation of management. The Compensation
Consultant’s only work for Oceaneering for the current compensation cycle, as in prior cycles, was at the direction of the Committee. The Committee considered this and other factors in its recent assessment of the independence of the Compensation Consultant and concluded that the Compensation Consultant’s work for the Committee does not raise any conflict of interest issues.
To assist the Committee in setting compensation of the Named Executive Officers for 2024, the
Compensation Consultant assessed the competitiveness of Oceaneering’s executive compensation program relative to industry benchmarks, and the alignment of that program with Oceaneering’s compensation philosophy and objectives, and advised that:
•certain changes to the peer group were recommended for consideration by the Committee in setting the compensation of the Named Executive Officers (see “— Compensation Peer Group” below);
•our mix of salary, bonus and long-term incentives for Named Executive Officers aligns closely with our peers; and
•amounts realized from our executive compensation program were generally aligned with
Oceaneering’s performance.
Compensation Peer Group
The Compensation Consultant assessed the peer group of companies (the “Compensation Peer Group”)
used for comparison purposes in the prior year’s review to recommend any changes for purposes of determining the 2024 compensation of the Named Executive Officers and replaced Exterran Corporation, which was acquired, with Noble Corporation.
The companies included in the Compensation Peer Group were approved for inclusion by the Committee primarily due to: their operational focus in broadly comparable industries, notably the oilfield services industry; their comparable size (typically 0.3 to 3.0 times Oceaneering’s annual revenue and enterprise value); and the belief that we compete with many of these companies for talent and for stockholder investment.

The table below sets forth the companies (besides Oceaneering) comprising the Compensation Peer
Group, for purposes of determining the 2024 compensation of the Named Executive Officers.

ChampionX Corporation	Flowserve Corporation	DNOW, Inc.
Chart Industries, Inc.	Helix Energy Solutions Group, Inc.	Oil States International, Inc.
Dril-Quip, Inc.	Helmerich & Payne, Inc.	Transocean Ltd.
Expro Group Holdings N.V.	Noble Corporation	Weatherford International plc
As of October 2023, when the analysis was completed, Oceaneering was positioned slightly below the median of the Compensation Peer Group in terms of revenue and between the 25th percentile and the median of the Compensation Peer Group in terms of enterprise value.
As in prior years, the Compensation Consultant also analyzed survey data beyond the Compensation
Peer Group for the Committee’s consideration. For 2024, the survey data was obtained from the Equilar
Top 25 Survey (the “Compensation Survey Data”), representing a custom group of energy-related and manufacturing companies of comparable size in terms of revenue and enterprise value. As of October
2023 when the analysis of the Compensation Survey Data was completed, Oceaneering was positioned near the median in terms of revenue and between the 25th percentile and median in terms of enterprise value.
Compensation Benchmarking
The Compensation Consultant conducted a market analysis of Oceaneering’s executive compensation levels and the components of such compensation relative to the Compensation Survey Data and
Compensation Peer Group disclosure data (as discussed in “— The Role of the Compensation
Consultant” above). In its analysis, the Compensation Consultant identified the 25th, 50th and 75th percentiles for each of our executive officers based on position and pay rank, considering base salary and target values for annual bonus and long-term incentive compensation, individually and in the aggregate. The Compensation Consultant identified these percentiles from (1) information disclosed in relevant filings with the SEC by the companies comprising the Compensation Peer Group and (2) the
Compensation Survey Data. The Compensation Consultant provided this and other information to the
Committee at the Committee’s regularly scheduled meetings in the fourth quarter of 2023 and first quarter of 2024 to assist with the establishment of 2024 compensation. The Committee considers the
Compensation Consultant’s analysis as part of the Committee’s process in seeking to establish and maintain target total compensation that is competitive.
Pay for Performance
As described further in “— Executive Compensation Components” under the headings “Annual Incentive
Awards Paid in Cash” and “Long-Term Incentive Compensation” below, a significant portion of the total direct compensation of our Named Executive Officers is delivered through variable compensation elements that are tied to financial performance goals in our annual cash bonus and long-term performance unit programs, as well as stockholder return and safety objectives.

Executive Compensation Components

For 2024, the primary components of our compensation program for Named Executive Officers were:

Annual base salary	Annual incentive awards paid in cash	Long-term incentive awards (comprised of restricted stock units and performance units)
Our Named Executive Officers also receive certain retirement benefits, which comprised a relatively small percentage of compensation, as further described under “— Post-Employment Compensation Programs —
Retirement Plans” below.

The Compensation Consultant found that the mix of direct compensation components (base salary and annual and long-term incentive awards at target) for the Named Executive Officers was aligned with compensation peer group practices, with long-term incentives comprising on average at least half of the executives’ target total direct compensation. For 2024, the target total direct compensation of the Named
Executive Officers that was at risk and tied to our delivery of short- and long-term stockholder value was
86% for Mr. Larson, our Chief Executive Officer, and between 66% and 79% for each of the other Named
Executive Officers. These components for our CEO and peer company CEOs are shown below.

Oceaneering CEO	Peer Company CEOs

Annual Base Salary
The Committee considers base salary levels on an annual basis as well as upon a promotion or significant change in job responsibility. Each year, our Chief Executive Officer recommends base salaries for the other executive officers based on market dynamics as well as individual and operational or functional group contributions and performance over the past year. In reviewing the Chief Executive
Officer’s recommendations and in deciding base salaries for all executive officers, the Committee considers each officer’s level of responsibility, experience, tenure, performance, and the comparative compensation information provided by the Compensation Consultant. The Committee’s evaluation of each executive officer also takes into account an evaluation of Oceaneering’s overall performance. In light of the above considerations, in February 2024, the Committee approved salary increases, effective
January 1, 2024, as follows:

Name	2023 Base Salary	2024 Base Salary	Percentage Increase
Roderick A. Larson	$800,000	$840,000	5%
Alan R. Curtis	$452,620	$466,199	3%
Martin J. McDonald	$371,315	$386,168	4%
Earl F. Childress	$378,525	$389,881	3%
Benjamin M. Laura	$375,950	$394,748	5%
Annual Incentive Awards Paid in Cash
In late February or early March of each year, the Committee approves a performance-based annual cash bonus award program (the “Annual Cash Bonus Program”) under our stockholder-approved incentive plan for executive officers and certain other employees (our “Incentive Plan”). Around that time, the
Committee also approves the final bonus amounts payable under the Annual Cash Bonus Program for the immediately preceding year.
In February 2024, the Committee approved the Annual Cash Bonus Program for 2024. For each Named
Executive Officer, the bonus opportunity was measured by 2024 Adjusted EBITDA, 2024 Free Cash Flow, and safety and environmental goals for calendar year 2024, as follows:

Performance Measures	Weight	Definition
Adjusted EBITDA	60%
Consolidated net income (loss) before interest, taxes, depreciation and amortization for the year, adjusted to remove the net impact of the following for such year: foreign currency gains and losses; sales of fixed assets and investments resulting in gains or losses; impairments of long-lived assets; write-
downs or write-offs of assets; corporate restructuring expenses; and other unusual items; in each case, as may be approved by the Committee (“2024
Adjusted EBITDA”). In 2024, we took an adjustment for foreign exchange gains and loss on the sale of an asset.

Free Cash Flow	25%
Net cash provided by Oceaneering’s operating activities less purchases of property and equipment for such year (e.g., organic capital expenditures, which exclude those incurred in business acquisitions) (“2024 Free Cash Flow”).

Safety	10%	Verification of safety-critical controls, the elimination of hazards through engineered improvements and the implementation of safety-related corrective actions and process improvements.
Environmental	5%	Activities focused on ensuring environmental resiliency of our operations.
The cash payout opportunity under the program for each Named Executive Officer was a specified percentage of their 2024 base salary, adjusted for the attainment of program goals as described below.
As recommended by our Chief Executive Officer and approved by the Committee in February 2024, the plan amount for our 2024 Adjusted EBITDA was $355 million and for our 2024 Free Cash Flow was $130 million, which reflected our forecast assumptions of expected demand and stable-to-improving pricing for our services and products, the timing of cash payments related to certain projects and the achievement of operational and cost improvements in 2024. The target bonus opportunity was payable upon achievement of our plan amount.

The executive officers in the Annual Cash Bonus Program for 2024 and their respective target awards, each as a percentage of base salary, included:

Name	Target Bonus Award (as a Percentage of Base Salary)
Roderick A. Larson	125%
Alan R. Curtis	80%
Martin J. McDonald	70%
Earl F. Childress	70%
Benjamin M. Laura	75%
In 2024, the Annual Cash Bonus Program participation levels for our Named Executive Officers, in each case as a percentage of base salary, were unchanged from 2023 (except for Mr. Childress, whose participation level increased from 65% to 70% effective January 1, 2024) and were consistent with the levels approved for our Named Executive Officers in previous years.
The table below notes the percentages of the Adjusted EBITDA and Free Cash Flow components of a
Named Executive Officer’s target award payable under the Annual Cash Bonus Program for the percentages of target 2024 Adjusted EBITDA and 2024 Free Cash Flow achieved, with interpolation between the performance levels shown. The Committee has the discretion to award an amount other than that calculated but did not exercise such discretion this year.

Performance Level	2024 Adjusted EBITDA ($)	2024 Free Cash Flow ($)	% of 2024 Adjusted EBITDA Target	% of 2024 Free Cash Flow Target	% of Target Payout
Gate	$231,000,000	—	65%	—%	—%
Threshold	$248,000,000	$70,000,000	70%	54%	25%
Target (Plan)	$355,000,000	$130,000,000	100%	100%	100%
Maximum	$411,000,000	$200,000,000	116%	154%	200%
In addition, assuming attainment of 2024 Adjusted EBITDA at the Gate level or higher, each Named
Executive Officer would have been eligible to receive a bonus payment for the attainment of specified safety goals, up to a maximum payout of 130% of the safety goal target payout for such attainment, and for the attainment of specified environmental goals, up to a maximum of payout 100% of the environmental goal target payout for such attainment.
In February 2025, the Committee determined the achievement of goals and approved final bonus amounts payable to the Named Executive Officers under the Annual Cash Bonus Program for 2024 as follows, reflecting the attainment of $348 million of 2024 Adjusted EBITDA (which amount is equal to
Adjusted EBITDA of $347 million, further adjusted by the Committee for purposes of the Annual Cash
Bonus Program by $0.5 million for the loss on the sale of an asset), or 98% of the target, and $96 million of 2024 Free Cash Flow, or 74% of the target:

2024 Annual Cash Bonus Program	% of 2024 Adjusted EBITDA Target	% of 2024 Free Cash Flow Target	% of 2024 Safety Target	% of 2024 Environmental Target	% of 2024 Overall Target
Performance	98%	74%	108%	90%	—
Payout	95%	58%	108%	90%	87%
Long-Term Incentive Compensation
Each year since 2006, the Committee has used annual service-based awards of restricted stock units, which are settled in shares of our Common Stock, and performance-based awards of performance units, which are paid (to the extent earned) in cash, as employee compensation elements for our executive officers and other employees.

The Committee established the following objectives for our long-term incentive program:
•deliver competitive economic value;
•manage annual share utilization;
•preserve the alignment of the executives’ financial and shareholding interest with those of our stockholders;
•attract and retain executives and other key employees;
•focus management attention on specific performance measures that have a strong correlation with the creation of stockholder value; and
•provide that, in general, approximately one-half of executives’ long-term incentive awards at target be performance-based.
As in prior years, the 2024 restricted stock unit and performance unit awards were made subject to award agreements on terms approved by the Committee and are scheduled to vest in full on the third anniversary of the grant date, subject to earlier vesting in certain circumstances, as described in
“Potential Payments on Termination or Change of Control” below. At the notional value of $100 per performance unit for achievement of performance goals at target level, the performance unit awards for
2024 comprised 50% of the estimated grant-date total value of the 2024 long-term incentive awards to the Named Executive Officers.
The Committee sets long-term incentive values each year based on a review of market information provided by the Compensation Consultant. In February 2024, the Committee approved an increase to Mr.
Childress’ long-term incentive participation rate effective January 1, 2024 from 125% to 130%. This increase was made in consideration of compensation benchmarking data provided by the Compensation
Consultant. Otherwise, any other increases to the target dollar value of long-term incentive awards for each of the Named Executive Officers in 2024, were the result of increased base salaries for 2024. The table below shows 2024 target long-term incentives for each Named Executive Officer and the breakout between restricted stock unit awards (“RSU Awards”) and performance unit awards (“Performance Unit
Awards”):

Name	Target LTI Award (as a Percentage of Base Salary)	Dollar Value of Target Total Long- Term Incentive Award	Dollar Value of Target RSU Award	Number of Shares Underlying Target RSU Award (1)	Dollar Value of Target Performance Unit Awards
Roderick A. Larson	500%	$4,200,000	$2,100,000	100,962	$2,100,000
Alan R. Curtis	300%	$1,398,597	$699,299	33,620	$699,298
Martin J. McDonald	145%	$559,944	$279,972	13,460	$279,972
Earl F. Childress	130%	$506,845	$253,423	12,184	$253,422
Benjamin M. Laura	150%	$592,122	$296,061	14,234	$296,061
(1)The Compensation Committee determines the number of shares underlying each award by dividing such target value by the average closing price of our Common Stock for a period of 20 trading days preceding the date of the Committee’s approval of the award.
Since 2006, the Committee has not used annual awards of stock options as an element of employee compensation for our executive officers and other employees. Accordingly, no stock options or stock appreciation rights were awarded in 2024. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) we do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) we do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options have not been an element of employee compensation for a significant amount of time, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2024.

2024 Restricted Stock Units
Each restricted stock unit awarded in February 2024 represents the equivalent of one share of our
Common Stock but carries no voting or dividend rights. Settlement of vested restricted stock units will be made in shares of our Common Stock, with some shares withheld to satisfy tax withholding requirements, as soon as administratively practicable following the third anniversary of the grant date or certain terminations of employment (as described in “Potential Payments on Termination or Change of Control”
below). The Committee determines the target value of the restricted stock unit award based on a fixed percentage of the Named Executive Officer’s salary, which is then divided by the average closing price of
Oceaneering’s Common Stock on the New York Stock Exchange over a period of 20 trading days preceding the Committee’s approval of the award (the “Reference Price”) to determine the number of restricted stock units granted. The Reference Price may differ from the aggregate grant-date fair value of restricted stock units awarded to the Named Executive Officers, which is reflected in the “Stock Awards”
column of the “Summary Compensation Table” and “Grant Date Fair Value of Stock Awards” column of the “Grants of Plan-Based Awards” table below.
2024-2026 Performance Units
Each performance unit awarded in February 2024 is subject to the achievement of Committee-approved financial goals and stock performance measures over a three-year performance period. The goals and measures to be used as the basis for determining the final value of the performance units awarded in
2024 are based on (1) Cumulative Adjusted EBITDA (which is the sum of Adjusted EBITDA (as defined for purposes of our 2024 cash bonus program) for each of the three calendar years in the performance period) and (2) Total Shareholder Return or “TSR” (as defined in the award agreement) relative to a performance peer group selected by the Committee in consultation with the Compensation Consultant
(“Relative TSR”), in each case over the three-year period from January 1, 2024, through December 31,
2026 (the “Performance Period”). Those measures were selected because of the Committee’s belief that they have a strong correlation to the creation of stockholder value. The target amount of Cumulative
Adjusted EBITDA during the three-year Performance Period was selected because it was three times the
2024 Adjusted EBITDA then expected to be achieved. The amounts of Cumulative Adjusted EBITDA and
Relative TSR over the Performance Period necessary to achieve the threshold, target and maximum level goals for these performance measures and corresponding amounts payable are as follows:

Performance Measures	Weight	Threshold	Target	Maximum
Cumulative Adjusted EBITDA	70%	$852 million	$1,065 million	$1,598 million
Relative TSR	30%	30th Percentile	50th Percentile	Above 90th Percentile
Payout as a % of Target (1)	—	50%	100%	200%
(1) A final value of zero is attributed to below-threshold performance of either performance measure.
Each performance unit has a target value of $100 and the final value of each performance unit may range from $0 to $200, with the threshold, target, and maximum levels of achievement of the performance goals valued at $50, $100, and $200, respectively. The actual final value of vested performance units will be determined by the Committee and payable in cash. Regardless of the actual final value determined, if
Oceaneering’s TSR for the Performance Period is negative, then the amount attributable to Relative TSR may not exceed the target level.
The estimated future payout of the performance unit awards to Named Executive Officers, if each of the performance measures is achieved at the threshold, target, or maximum level, is reflected in the
“Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the “Grants of Plan-
Based Awards” table below. Settlement of vested performance units is made in cash as soon as administratively practicable following the third anniversary of the grant date or, if earlier, certain terminations of employment (as described in “Potential Payments on Termination or Change of Control”
below).
2022-2024 Performance Units
The Committee used Cumulative Adjusted EBITDA and Relative TSR as performance measures for the three-year performance units awarded in 2022, which had a performance period beginning on January 1,

2022, and ending on December 31, 2024. The threshold, target and maximum achievement levels were set as follows:

	Cumulative Adjusted EBITDA			Relative TSR
Weight	80%			20%
	Goal	Payout	Contribution Value	Goal	Payout	Contribution Value
Threshold	$589 million	50%	$40	30th Percentile	50%	$10
Target	$737 million	100%	$80	50th Percentile	100%	$20
Maximum	$1,105 million	200%	$160	Above 90th Percentile	200%	$40
The payout of the 2022-2024 performance units approved by the Committee reflected the attainment of performance measures as follows.

Performance Measures	Weight	Attainment	Attainment and Payout as % of Target
Cumulative Adjusted EBITDA	80%	$867 million (1)	135%
Relative TSR	20%	67th Percentile (6th out of 16 peers)	142%
Overall Weighted Payout	—	—	137%
(1)Includes an adjustment in each year of the performance period for foreign exchange gain as well as an adjustment in each of 2022 and 2024 for loss on the sale of an asset.
The final value of the performance units paid to the Named Executive Officers in 2024 in satisfaction of the performance units awarded in 2022 is reflected in cash payments shown in the “Non-Equity Incentive
Plan Compensation” column of the “Summary Compensation Table.”
Perquisites
We provide executive officers with perquisites and other benefits that we believe are reasonable and consistent with our overall compensation program to enable us to attract and retain employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to our executive officers. The perquisites provided to the Named Executive Officers in 2024 and our incremental cost to provide those perquisites are set forth in the “All Other Compensation” column of the “Summary Compensation Table” below and the related footnotes to that table.
Post-Employment Compensation Programs
Retirement Plans
We maintain a 401(k) plan and a nonqualified deferred compensation plan, known as the Supplemental
Executive Retirement Plan (the “SERP”). All of our employees who meet the eligibility requirements may participate in our 401(k) plan. Each of the Named Executive Officers participated in our 401(k) plan in
2024. Participation in the SERP includes Named Executive Officers and other key employees selected for participation by the Committee. The SERP was established to provide a benefit to our executives and other key employees in excess of Code limits for our 401(k) plan in order to attract and motivate participants to remain with us and provide retirement plan values that are competitive with those provided by companies within the Compensation Peer Group. Under the SERP, we credit each participant’s notional account with a percentage (determined by the Committee) of the participant’s base salary, subject to vesting. A participant may elect to defer a portion of base salary and annual bonus for accrual pursuant to the SERP. Amounts accrued under the SERP are adjusted for earnings and losses as if they were invested in one or more deemed investments selected by the participant from those designated as alternatives by a management committee established by our Board (the “U.S. Benefits Administrative
Committee”). A participant’s vested interest in the SERP is generally distributable upon termination. The percentages of base salary credited for our Named Executive Officers in 2024 were:

Name	SERP Participation (as a Percentage of Base Salary)
Roderick A. Larson	50%
Alan R. Curtis	25%
Martin J. McDonald	20%
Earl F. Childress	20%
Benjamin M. Laura	20%
In 2024, the SERP participation levels for our Named Executive Officers, in each case as a percentage of base salary, were consistent with those in 2023. Please see the “Nonqualified Deferred Compensation”
table below and accompanying narrative for further information about the SERP and contributions to the applicable Named Executive Officer’s account.
Change-of-Control Agreements
We have entered into change-of-control agreements with each of the Named Executive Officers and certain other officers (the “Change-of-Control Agreements”). The Change of Control Agreements include a change-of-control plan that we adopted in 2018 for executive officers and other key employees who were not previously parties to change-of-control agreements with us (the “CoC Plan”) and preexisting change-of-control agreements that we entered into with certain executive officers prior to adopting the
CoC Plan (the “Legacy CoC Agreements”).
The provisions of the Change-of-Control Agreements did not influence and were not influenced by the other elements of compensation, as the change-of-control payments and benefits serve different objectives.
We believe the benefits provided by the Change-of-Control Agreements promote long-term retention and allow executives to focus on the best interests of Oceaneering and our stockholders, by providing financial security to these officers in the event of a loss of employment in connection with a change of control of our Company. The Change-of-Control Agreements are described in more detail in
“Compensation of Executive Officers — Potential Payments on Termination or Change of Control” below.
Stock Ownership Guidelines
To align the interests of our directors, executive officers, and stockholders, we believe our directors and executive officers should have a significant financial stake in Oceaneering. To further that goal, our Board has adopted stock ownership guidelines requiring that our nonemployee directors and designated officers maintain minimum ownership interests in Oceaneering relative to the cash retainer generally paid to nonemployee directors (“Retainer”) or current annual base salary of the officer (“Base Salary”). Under the guidelines, we expect each of our nonemployee directors and senior officers to own a number of shares of our Common Stock having a market value or cost basis, whichever is greater, that is not less than a multiple of the Retainer or Base Salary as provided in the following table.

Level	Multiple of Retainer or Base Salary
Nonemployee Directors	5
Chief Executive Officer	5
President, Chief Operating Officer, and Corporate Senior Vice Presidents	3
Other Senior Vice Presidents	2
The following forms of ownership are recognized in determining the number of shares of our Common
Stock owned by a nonemployee director or executive officer for purposes of satisfying the stock ownership guidelines:
•direct ownership of shares;
•indirect ownership of shares, including stock or stock equivalents held in our retirement plan; and

•vested and unvested shares of restricted stock and restricted stock units awarded under our long-
term incentive programs.
Nonemployee directors and officers have five years from the date of their initial election or appointment to comply with the stock ownership guidelines. If a nonemployee director or officer does not meet the stock ownership level within the specified time period, they will be prohibited from selling any stock acquired through vesting of restricted stock or restricted stock units, or upon exercise of stock options, except to pay for applicable taxes or the exercise price, until they satisfy the requirements. All of our current nonemployee directors and Named Executive Officers are covered by this policy and (unless they are within the initial five-year compliance period) currently satisfy the stock ownership guidelines applicable to them.
Prohibitions on Derivatives Trading, Hedging, etc.
Oceaneering maintains a policy that prohibits all of its directors, officers and employees, including the
Named Executive Officers, from (1) engaging in “short sales” or trading in puts, calls or other options on our Common Stock, (2) engaging in hedging transactions involving our Common Stock and (3) holding shares of our Common Stock in a margin account or pledging shares of our Common Stock as collateral for a loan.
Oceaneering has adopted an insider trading policy governing the purchase, sale, and other dispositions of our Common Stock by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any NYSE listing standards applicable to us. A copy of our insider trading policy was filed as Exhibit 19 to our most recent Annual
Report on Form 10-K. In addition, with regard to the Company trading in its own securities, it is the
Company’s policy to comply with the federal securities laws and any applicable NYSE listing standards.
Clawback Policy
In August 2023, the Committee recommended to the Board, and the Board approved, a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers, which superseded our prior clawback policy. The policy requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.
Tax Deductibility of Pay
Section 162(m) of the Code generally disallows a deduction to public companies for annual compensation over $1 million paid to a chief executive officer and certain other executive officers
(“covered employees”). It is therefore expected that any compensation deductions for our covered executives, including our named executive officers, will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the
Committee believes it is important to preserve flexibility in designing compensation programs and that the lost deduction on compensation payable in excess of the $1 million limitation for the Named Executive
Officers who are covered employees does not outweigh the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to approve compensation that is subject to the $1 million deductibility limit.
Compliance with Internal Revenue Code Section 409A
Section 409A of the Code can impose significant additional taxes on the recipient of “nonqualified deferred compensation” arrangements that do not meet specified requirements regarding both form and operation. Some of the arrangements between Oceaneering and its executive officers and other employees provide, or might be considered to provide, nonqualified deferred compensation. We seek to ensure that our compensation arrangements are either exempt from or comply with Section 409A.

Executive Compensation Tables
Summary Compensation Table
The following table summarizes compensation of our Chief Executive Officer; our Senior Vice President
and Chief Financial Officer, who served as our principal financial officer through December 31, 2024; and
our three other most highly paid executive officers for the year ended December 31, 2024. We refer to these persons as the Named Executive Officers.

Name and Principal Position as of December 31, 2024	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Roderick A. Larson	2024	840,000	—	2,218,135	3,869,106	474,753	7,401,994
President and Chief	2023	800,000	—	1,917,631	4,579,303	456,103	7,753,037
Executive Officer	2022	760,000	—	1,473,176	3,094,211	427,421	5,754,808
Alan R. Curtis	2024	466,199	—	738,631	1,285,840	162,963	2,653,633
Senior Vice President and	2023	452,620	—	650,972	1,528,946	157,333	2,789,871
Chief Financial Officer	2022	427,000	—	479,190	1,013,892	149,121	2,069,203
Martin J. McDonald	2024	386,168	—	295,716	662,743	128,067	1,472,694
Senior Vice President,	2023	371,315	—	258,121	785,972	120,616	1,536,024
Subsea Robotics	2022	360,500	—	213,316	523,176	115,559	1,212,551
Earl F. Childress	2024	389,881	—	267,682	598,063	135,200	1,390,826
Senior Vice President and	2023	378,525	—	226,833	671,289	129,402	1,406,049
Chief Commercial Officer	2022	367,500	—	179,960	444,047	122,381	1,113,888
Benjamin M. Laura	2024	394,748	—	312,721	506,253	122,440	1,336,162
Senior Vice President and
Chief Innovation Officer (1)
(1)No information is reported for Mr. Laura for 2023 or 2022, as he was not a named executive officer under the rules of the SEC for such years.
(2)No discretionary bonuses were awarded to the Named Executive Officers for the indicated years.
(3)The amounts reflect the aggregate grant date fair values of awards of restricted stock units computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statement included in our Annual Report on Form 10-K for the year ended
December 31, 2024.
(4)The amounts shown for 2024 are comprised of the following for each Named Executive Officer:  (a) annual bonus payments made pursuant to our Annual Cash Bonus Award Program for 2024:  Mr. Larson –
$910,350; Mr. Curtis – $323,356; Mr. McDonald – $234,365; Mr. Childress – $236,619; and Mr. Laura –
$256,685  (see “Compensation Discussion & Analysis — Executive Compensation Components — Annual
Incentive Awards Paid in Cash” above); and (b) cash payments made pursuant to performance units awarded in 2022, having a final value of $137 per unit, as determined by the Compensation Committee in
February 2025, based on performance for the period from January 1, 2022, through December 31, 2024, reflecting each of Cumulative Adjusted EBITDA for the three-year period and Relative TSR between target and the maximum, resulting in a final value between target and maximum levels.
The amounts shown for 2023 are comprised of the following for each Named Executive Officer:  (a) annual bonus payments made pursuant to our Annual Cash Bonus Award Program for 2023:  Mr. Larson –
$1,068,000; Mr. Curtis – $386,719; Mr. McDonald – $277,595; and Mr. Childress $262,772; and (b) cash payments made pursuant to performance units awarded in 2021, having a final value of $162 per unit, as determined by the Compensation Committee in February 2024, based on performance for the period from
January 1, 2021 through December 31, 2023, reflecting Cumulative Adjusted EBITDA for the three-year period between target and the maximum and Relative TSR near the maximum, resulting in a final value between target and maximum levels.

The amounts shown for 2022 are comprised of the following for each Named Executive Officer:  (a) annual bonus payments made pursuant to our Annual Cash Bonus Award Program for 2022:  Mr. Larson –
$622,155; Mr. Curtis – $209,732; Mr. McDonald – $165,264; and Mr. Childress – $156,439; and (b) cash payments made pursuant to performance units awarded in 2020, having a final value of $114 per unit, as determined by the Compensation Committee in February 2023, based on performance for the period from
January 1, 2020 through December 31, 2022, reflecting Cumulative Adjusted EBITDA for the three-year period approximating target and Relative TSR between target and the maximum, resulting in a final value between target and maximum levels.
(5)The amount included for each attributable perquisite or personal benefit does not exceed the greater of
$25,000 or 10% of the total amount of perquisites and personal benefits received by any Named Executive
Officer.
(6)The amounts shown for 2024 are attributable to the following:
•Mr. Larson: (a) $420,000 for our contribution to his notional SERP account; (b) $20,700 for our contribution to his 401(k) plan account; (c) $9,048 for basic life insurance premium; and (d) $25,005 for perquisites and other personal benefits comprised of: provision of excess liability insurance, premium for a supplemental medical insurance plan and use of a company-provided automobile;
•Mr. Curtis: (a) $116,550 for our contribution to his notional SERP account; (b) $20,700 for our contribution to his 401(k) plan account; (c) $5,510 for basic life insurance premium; and (d) $20,203 for perquisites and other personal benefits comprised of: provision of excess liability insurance, and premium for a supplemental medical insurance plan;
•Mr. McDonald: (a) $77,234 for our contribution to his notional SERP account; (b) $20,700 for our contribution to his 401(k) plan account; (c) $6,500 for basic life insurance premium; and (d) $23,633 for perquisites and other personal benefits comprised of: provision of excess liability insurance, premium for a supplemental medical insurance plan, and a club membership;
•Mr. Childress: (a) $77,976 for our contribution to his notional SERP account; (b) $20,700 for our contribution to his 401(k) plan account; (c) $4,564 for basic life insurance premium; and (d) $31,960 for perquisites and other personal benefits comprised of: provision of excess liability insurance, premium for a supplemental medical insurance plan, use of sporting event tickets and a club membership; and
•Mr. Laura: (a) $78,950 for our contribution to his notional SERP account; (b) $20,700 for our contribution to his 401(k) plan account; (c) $2,143 for basic life insurance premium; and (d) $20,647 for perquisites and other personal benefits comprised of: provision of: excess liability insurance, and premium for a supplemental medical insurance plan.

Grants of Plan-Based Awards
The following table provides information about the equity and non-equity awards to the Named Executive
Officers under our Incentive Plan during the year ended December 31, 2024.

Name	Award Type	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock Awards (4)
				Threshold ($)	Target ($)	Maximum ($)
Roderick A. Larson	STI	2/23/2024	(1)	254,625	1,050,000	1,974,000
	PU	2/23/2024	(2)	1,050,000	2,100,000	4,200,000
	RSU	2/23/2024					100,962	$2,218,135
Alan R. Curtis	STI	2/23/2024	(1)	90,443	372,959	701,163
	PU	2/23/2024	(2)	349,650	699,300	1,398,600
	RSU	2/23/2024					33,620	$738,631
Martin J. McDonald	STI	2/23/2024	(1)	65,552	270,318	508,197
	PU	2/23/2024	(2)	140,000	280,000	560,000
	RSU	2/23/2024					13,460	$295,716
Earl F. Childress	STI	2/23/2024	(1)	66,182	272,917	513,083
	PU	2/23/2024	(2)	126,700	253,400	506,800
	RSU	2/23/2024					12,184	$267,682
Benjamin M. Laura	STI	2/23/2024	(1)	71,795	296,061	556,595
	PU	2/23/2024	(2)	148,050	296,100	592,200
	RSU	2/23/2024					14,234	$312,721
(1)The amounts presented show the possible threshold, target and maximum bonus amounts that could have been payable under our 2024 Annual Cash Bonus Award Program. For a discussion of the program and related 2024 results, see “Compensation Discussion & Analysis — Executive Compensation Components
— Annual Incentive Awards Paid in Cash.”
(2)The amounts presented show the potential value of the payout for each Named Executive Officer under the performance units awarded in 2024 if the threshold, target, or maximum goal is satisfied for each of the performance measures. The potential payouts are performance-driven and, therefore, at risk. For a description of the awards, including business measurements for the three-year performance period and the performance goals for determining the payout, see “Compensation Discussion & Analysis — Executive
Compensation Components — Long-Term Incentive Compensation — 2024-2026 Performance Units”
above.
(3)The amounts reflect the number of restricted stock units awarded to the Named Executive Officers in 2024.
For a description of the awards, see “Compensation Discussion & Analysis — Executive Compensation
Components — Long-Term Incentive Compensation — 2024 Restricted Stock Units” above.
(4)The amounts reflect the aggregate grant date fair value of restricted stock units computed under FASB ASC
Topic 718 awarded to the Named Executive Officers in 2024. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. For a description of the awards, see “Compensation Discussion & Analysis
— Executive Compensation Components — Long-Term Incentive Compensation — 2024-2026 Restricted
Stock Units” above.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information on the current holdings of unvested restricted stock units for the
Named Executive Officers as of December 31, 2024. There were no outstanding stock options held by the Named Executive Officers in 2024.

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)
Roderick A. Larson	302,046	$7,877,360
Alan R. Curtis	100,403	$2,618,510
Martin J. McDonald	41,589	$1,084,641
Earl F. Childress	36,373	$948,608
Benjamin M. Laura	36,683	$956,693
(1)Reflects unvested restricted stock units awarded pursuant to the Restricted Stock Unit Agreements entered into with the Named Executive Officers in 2022, 2023 and 2024. The anticipated delivery schedules for these restricted stock units are as follows:

Name	2022 Agreement(s) (# of Units)	2023 Agreement(s) (# of Units)	2024 Agreement(s) (# of Units)	Total
	2/25/2025	2/24/2026	2/23/2027	(# of Units)
Roderick A. Larson	104,185	96,899	100,962	302,046
Alan R. Curtis	33,889	32,894	33,620	100,403
Martin J. McDonald	15,086	13,043	13,460	41,589
Earl F. Childress	12,727	11,462	12,184	36,373
Benjamin M. Laura	8,788	13,661	14,234	36,683
(2)Market value of unvested restricted stock units assumes a price of $26.08 per share of our Common Stock, which was the closing price of our Common Stock, as reported by the NYSE, on Tuesday, December 31,
2024 (the last trading day of the year).
Stock Vested
The following table provides information for the Named Executive Officers on the number of shares acquired during 2024 following vesting of restricted stock unit awards and the value realized. There were no outstanding stock options held by the Named Executive Officers in 2024.

Name	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
Roderick A. Larson	152,160	$3,342,955
Alan R. Curtis	49,494	$1,087,383
Martin J. McDonald	22,033	$484,065
Earl F. Childress	30,602	$672,971
Benjamin M. Laura	21,436	$471,410
(1)For each Named Executive Officer, the amounts reflect the gross value realized for shares acquired after vesting of restricted stock units on February 26, 2024, at a price of $21.97 per share. For Messrs. Childress and Laura, the amounts also reflect gross value realized for shares acquired after vesting of restricted stock units on June 23, 2024, at a price of $22.02 per share. In each case, the price per share reflects the closing price of our Common Stock, as reported by the NYSE, on the preceding trading day.
We do not provide a Pension Benefits Table because we have no qualified pension plan or other plan that would be reportable under the SEC’s rules applicable to Pension Benefits Tables.

Nonqualified Deferred Compensation
Our SERP is an unfunded, defined contribution plan for selected executives and key employees of
Oceaneering, including the Named Executive Officers. Pursuant to our SERP, U.S. participants, including the Named Executive Officers, may defer up to 85% of their base salaries and 90% of their annual cash bonus amounts. We credit a participant’s notional account with a determined percentage of the participant’s base salary, subject to vesting. Benefits under our SERP are based on the participant’s vested portion of the applicable Named Executive Officer’s notional account balance at the time of termination of employment. A participant vests in one-third of our credited amounts each year, subject to accelerated vesting upon the soonest to occur of:  (1) the date the participant has completed ten years of participation; (2) the date that the sum of the participant’s age and years of participation equals 65; (3) the date of termination of employment by reason of death or disability; and (4) the date of termination of employment within two years following a change of control. Messrs. Larson, Curtis, and McDonald are fully vested in their SERP accounts. All participants are fully vested in deferred base salary and bonus.
Amounts accrued under the SERP are adjusted for earnings and losses as if invested in one or more deemed investments selected by the participants from those designated as alternatives by the U.S.
Benefits Administrative Committee, a management committee the members of which are selected by our
Board. The deemed investment vehicles are a variety of mutual fund variable accounts. Participants may reallocate their notional accounts within that group of mutual fund variable accounts by notifying the third-
party administrative agent of our SERP. The administrative agent adjusts each participant’s account with any hypothetical income, gain or loss and any payments or distributions attributable to such account on a daily basis, or at such other times as the administrative agent determines, based on the performance of the specific deemed investments selected from time to time by the participant. We do not provide any
“above market or preferential earnings” (as defined by SEC rules) on any amount of deferred compensation pursuant to our SERP or otherwise.
For the year ended December 31, 2024, as reported by the administrative agent of our SERP, the deemed investment options available pursuant to our SERP generated hypothetical annual returns
(losses) ranging from 35.6% to 1.3%.
The following table provides information on our nonqualified deferred compensation plan. Amounts shown are entirely attributable to our SERP.

Name	Executive Contributions in 2024	Company Contributions in 2024 (1)	Aggregate Earnings (Losses) in 2024 (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/2024 (3)
Roderick A. Larson	$—	$420,000	$1,501,941	$—	$9,326,599
Alan R. Curtis	$—	$116,550	$471,924	$—	$3,293,827
Martin J. McDonald	$132,753	$77,234	$540,359	$—	$3,640,311
Earl F. Childress	$48,000	$77,976	$42,194	$—	$525,206
Benjamin M. Laura	$—	$78,950	$69,096	$—	$632,234
(1)The amounts reflect the credited contributions we made to the accounts of the Named Executive Officers in
2024. All of the contributions shown are included in the “All Other Compensation” column of the “Summary
Compensation Table” above.
(2)The amounts reflect hypothetical accrued gains (or losses) in 2024 on the aggregate of contributions by the
Named Executive Officers and us on notional investments designed to track the performance of the funds selected by the Named Executive Officers, as reflected below. No amounts of such aggregate earnings are reported in the “Summary Compensation Table” above.

	Aggregate Earnings (Losses) for the Year
Name	Executive Contributions	Company Contributions	Total
Roderick A. Larson	$462,832	$1,039,109	$1,501,941
Alan R. Curtis	$200,545	$271,379	$471,924
Martin J. McDonald	$307,510	$232,849	$540,359
Earl F. Childress	$7,035	$35,159	$42,194
Benjamin M. Laura	$—	$69,096	$69,096
(3)The amounts reflect the accumulated account values (including gains and losses) of contributions by the
Named Executive Officers and us as of December 31, 2024, as follows:

	Aggregate Balance
Name	Executive Contributions	Company Contributions	Total
Roderick A. Larson	$2,777,071	$6,549,528	$9,326,599
Alan R. Curtis	$1,357,481	$1,936,346	$3,293,827
Martin J. McDonald	$2,119,110	$1,521,201	$3,640,311
Earl F. Childress	$107,040	$418,166	$525,206
Benjamin M. Laura	$—	$632,234	$632,234
Pay vs. Performance
The table below provides additional information relating to the compensation of our Chief Executive
Officer and other Named Executive Officers, respectively, in accordance with Regulation S-K Item 402(v), for each of the years indicated. In determining “compensation actually paid” (“CAP”) to our executives, we are required to make various adjustments to amounts that have previously been reported in the Summary
Compensation Table (“SCT”), reflecting the different methods prescribed by the SEC for reporting the compensation of our Named Executive Officers in the Summary Compensation Table above and in the
Pay vs. Performance Table below. Compensation amounts shown for our Other NEOs (as defined below)
are reported as averages for each of the fiscal years indicated.

	CEO Pay (1)		Other NEO Pay (1)		Value of Initial Fixed $100 Investment Based On: (4)		Other Performance Measures (5)
Year	Summary Compensation Table Total Compensation (2)	Compensation “Actually Paid” (3)	Average Summary Compensation Table Total Compensation (2)	Average Compensation “Actually Paid” (3)	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income (thousands)	Adjusted EBITDA (thousands)
2024	$7,401,994	$8,887,141	$1,713,329	$1,980,299	$174.92	$101.68	$147,468	$347,211
2023	$7,753,037	$9,117,186	$2,021,658	$2,287,151	$142.72	$115.10	$97,403	$289,046
2022	$5,754,808	$7,946,721	$1,436,391	$1,807,773	$117.30	$112.94	$25,941	$232,638
2021	$6,516,179	$7,323,619	$1,731,592	$1,897,064	$75.86	$69.94	$(49,307)	$210,601
2020	$5,251,749	$3,900,173	$1,785,614	$1,293,390	$53.32	$57.92	$(496,751)	$184,287
(1)Our Chief Executive Officer for each of the fiscal years indicated was Mr. Larson. Our Named Executive
Officers in each of the fiscal years indicated included:  (i) Messrs. Curtis, McDonald, Childress and Laura in
2024; (ii) Ms. Jennifer F. Simons, our Senior Vice President, Chief Legal Officer and Secretary and Messrs.
Curtis, McDonald and Childress in 2023; (iii) Messrs. Curtis, McDonald and Childress, as well as Mr. David
K. Lawrence, our former Senior Vice President, General Counsel and Secretary and Mr. Eric A. Silva, our
former Senior Vice President, Strategic Planning, in 2022; (iv) Messrs. Curtis, Lawrence, Martin and Silva,
in 2021; and (v) Messrs. Curtis, Lawrence and Silva, as well as Mr. Charles W. Davison, Jr., our former
Chief Operating Officer, in 2020 (collectively referred to herein as the “Other NEOs”).

(2)Reflects the amount reported in the “Total” column of the Summary Compensation Table above for the Chief
Executive Officer and the average of the amounts reported in the “Total” column of the Summary
Compensation Table for the Other NEOs for each of the fiscal years indicated.
(3)Reflects the CAP to the Chief Executive Officer and the Other NEOs as computed in accordance with Item
402(v) of Regulation S-K and may not reflect the actual amount of compensation earned by or paid to the
Chief Executive Officer during the fiscal year indicated. Such amounts are calculated by deducting the amounts reported in the “Stock Awards” column of the Summary Compensation Table from the “Total”
column of the Summary Compensation Table for the Chief Executive Officer, and by deducting the average of the amounts reported in the “Stock Awards” column of the Summary Compensation Table from the average of the amounts reported in the “Total” Column of the Summary Compensation Table for the Other
NEOs, in each case, in the fiscal years indicated and making certain adjustments as set forth below.
Amounts reported under the “Other Adjustments” heading for 2020-2021 have been revised from those amounts provided in our Definitive Proxy Statement on Schedule 14A with respect to our 2023 annual meeting of stockholders to reflect changes to how we calculate the value of our restricted stock unit awards for Named Executive officers who are retirement eligible in accordance with SEC guidance released in
September 2023.

Amounts Deducted from and Added to Total Compensation for the CEO to Determine Compensation “Actually Paid”
Year	Summary Compensation Table Total	Stock Awards as Reported in Summary Compensation Table (A)	Other Adjustments				Total Compensation “Actually Paid” (F)
			Fair Value as of Year End of Awards Granted During Year that Remain Outstanding as of Year End (B)	Year-over-Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding as of Year End (C)	Fair Value as of Vesting Date of Awards Granted During Year that Vest During Year (D)	Year-over-Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year (E)
2024	$7,401,994	$(2,218,135)	$2,633,089	$965,203	$—	$104,990	$8,887,141
2023	$7,753,037	$(1,917,631)	$2,062,011	$971,548	$—	$248,221	$9,117,186
2022	$5,754,808	$(1,473,176)	$1,822,196	$1,607,307	$—	$235,586	$7,946,721
2021	$6,516,179	$(1,795,488)	$1,720,930	$642,324	$—	$239,674	$7,323,619
2020	$5,251,749	$(1,104,042)	$857,980	$(1,012,673)	$—	$(92,841)	$3,900,173

Amounts Deducted from and Added to Total Compensation for the Other NEOs to Determine Compensation “Actually Paid”
Year	Summary Compensation Table Total	Stock Awards as Reported in Summary Compensation Table (A)	Other Adjustments				Total Compensation “Actually Paid” (F)
			Fair Value as of Year End of Awards Granted During Year that Remain Outstanding as of Year End (B)	Year-over-Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding as of Year End (C)	Fair Value as of Vesting Date of Awards Granted During Year that Vest During Year (D)	Year-over-Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year (E)
2024	$1,713,329	$(403,688)	$479,207	$169,860	$—	$21,591	$1,980,299
2023	$2,021,658	$(580,961)	$654,833	$155,230	$—	$36,391	$2,287,151
2022	$1,436,391	$(281,491)	$291,548	$321,197	$—	$40,128	$1,807,773
2021	$1,731,592	$(374,016)	$358,485	$135,092	$—	$45,911	$1,897,064
2020	$1,785,614	$(308,527)	$147,667	$(276,498)	$—	$(54,866)	$1,293,390
(A) Reflects either (i) the grant date fair value, with respect to the Chief Executive Officer, or (ii) the average grant date fair value, with respect to the Other NEOs, as reported in the “Stock Awards” column of the
Summary Compensation Table.
(B) Reflects either (i) the fair value, with respect to the Chief Executive Officer, or (ii) the average of the fair value, with respect to the Other NEOs, as of the end of the covered fiscal year of any awards granted to the applicable individuals during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year.
(C) Reflects either (i) the amount, with respect to the Chief Executive Officer, or (ii) the average amount, with respect to the Other NEOs, equal to the change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any portion of any awards granted in a prior fiscal year that remained outstanding and unvested as of the end of the covered fiscal year.
(D) Reflects the average fair value, with respect to the Other NEOs, as of the vesting date of the portion of awards granted during the covered fiscal year that vested during the covered fiscal year. Our Chief
Executive Officer did not receive any awards that were granted and that vested (in whole or a portion thereof) in the same fiscal year.
(E) Reflects either (i) the amount, with respect to the Chief Executive Officer, or (ii) the average amount, with respect to the Other NEOs, equal to the change in fair value as of the vesting date (from the end of the prior fiscal year) of the portion of any awards granted in a prior fiscal year that vested during the covered fiscal year.
(F) None of the awards (in whole or a portion thereof) granted to any of the named executive officers in prior fiscal years were forfeited during any of the covered fiscal years and no dividends or other earnings were paid on stock or other awards during any of the covered fiscal years.
(4)The values disclosed in the “Total Shareholder Return” column represent the value of an investment of $100 in each of (i) our Common Stock and (ii) the PHLX Oil Service Sector Index as of December 31, 2019,
measured over each of the periods ending on December 31, 2020, 2021, 2022, 2023 and 2024. It is
assumed that dividends, if any, are reinvested. The PHLX Oil Service Sector Index is the published industry or line-of-business index that we selected for purposes of Item 201(e) of Regulation S-K under the
Exchange Act in our Annual Report on Form 10-K for the year ended December 31, 2024.
(5)Adjusted EBITDA has the meaning defined for purposes of our 2024 cash bonus program and 2024 performance unit awards, which is consolidated net income (loss) before interest, taxes, depreciation and amortization for the year, adjusted to remove the net impact of the following for such year: foreign currency gains and losses; sales of fixed assets and investments resulting in gains or losses; impairments of long-
lived assets; write-downs or write-offs of assets; corporate restructuring expenses; and other unusual items;
in each case, as may be approved by the Committee (see “Compensation Discussion & Analysis —
Executive Compensation Components” under the headings “Annual Incentive Awards Paid in Cash” and
“Long-Term Incentive Awards”) above.
2024 Key Performance Measures
The following table contains an unranked list of the most important financial performance measures used by the Company to link executive “compensation actually paid” in 2024, calculated in accordance with the
SEC’s regulations, to the Company’s performance in fiscal year 2024, as such measures are defined for purposes of our 2024 cash bonus program and 2024 performance unit awards. The role of each of these performance measures in the compensation of our named executive officers and a description of how each measure is calculated are discussed under “Compensation Discussion & Analysis” above.

Key Performance Measures
Adjusted EBITDA
Free Cash Flow
Relative Total Shareholder Return

2024 Pay vs. Performance Graphical Disclosure
The following charts illustrate the relationship between CAP over the four-year period ended
December 31, 2024, and trends in our Relative Total Shareholder Return, net income and Adjusted
EBITDA over the same period. Further, the chart entitled “CAP vs. TSR (OII and OSX)” shows the relationship between our TSR and that of the OSX over the same period, as described in Note (4) to the
Pay vs. Performance Table above.

Potential Payments on Termination or Change of Control
Pursuant to the applicable award agreement under which long-term incentive plans were granted, in the event of a termination of a Named Executive Officer’s employment:
•due to death or disability, or, following a change in control, by the Company or by the Named
Executive Officer for “good reason,”  unvested restricted stock units and performance units will vest, with the performance units equal to the target value; or
•as a result of retirement after both December 15th of the year of grant and meeting a specified age
(or age and years of service) requirement, a pro-rata portion of unvested restricted stock units will vest and a pro-rata portion of performance units will remain outstanding and eligible to be earned.
In addition, upon a change of control, the performance units will be deemed earned at their target value, but will remain subject to the Named Executive Officer’s continued service through the original vesting date.
Our Named Executive Officers are party to Change-of-Control Agreements (as defined in the CD&A above): Messrs. Larson, Curtis, and McDonald as parties to Legacy CoC Agreements and
Messrs. Childress and Laura are  participants in the CoC Plan. On a termination by our Company without
“cause” or by the Named Executive Officer for “good reason,” in each case in connection with a change of control (as defined in the Change-of-Control Agreements), the Change-of-Control Agreements provide for a lump sum payment  equal to a multiple (three, in the case of Mr. Larson, and two, in the case of each of our other Named Executive Officers) of the sum of:
•the officer’s highest base salary (under Legacy CoC Agreements, during the then-current year or any of the three preceding years, and under the CoC Plan, during the period beginning 180 days prior to and ending two years after the change of control);
•an amount equal to the Named Executive Officer’s target award under the then-current Annual
Cash Bonus Program;
•under the CoC Plan, the officer’s annualized premium for COBRA continuation coverage; and
•in the case of Mr. Larson, an amount equal to the maximum percentage of his annual base salary contributed by us for him in our SERP for the then-current year multiplied by his highest base salary.
The Change-of-Control Agreements also provide that the Named Executive Officer would receive, at no greater cost or expense to such officer: (a) under the officer’s Legacy CoC Agreement, benefits under all other plans and programs in which the officer then participates for three years (in the case of Mr. Larson)
or two years (in the case of Messrs. Messrs. Curtis and McDonald); or (b) under the CoC Plan, one year of post-employment health insurance benefits (in the case of Messrs. Childress and Laura).
Additionally, the Change-of Control Agreements include a provision (the “net better of provision”) which provides that, in the event a Named Executive Officer is subject to the excise tax under Section 4999 of the Code, the Named Executive Officer will receive a “net better of payment,” which is generally either (a)
provision in full of the payments and benefits to which the Named Executive Officer is entitled (and on which the Named Executive Officer must pay the excise tax) or (b) provision of reduced payments in an amount that results in the Named Executive Officer no longer being subject to the excise tax, whichever alternative results in the greater net-after tax position for the Named Executive Officer.
The Legacy CoC Agreements provide that the benefits under all compensation plans and programs, including restricted stock agreements, restricted stock unit agreements and performance unit agreements, would be paid as if all contingencies for payment and maximum levels of performance had been met.
For purposes of the Change-of-Control Agreements:
•“cause” generally includes:
◦in the Legacy CoC Agreements, the final conviction by a court of competent jurisdiction of a felony-grade crime involving moral turpitude related to employment with us; and
◦in the CoC Plan, a material breach of the Named Executive Officer’s obligations under any written agreement with the Company; a material violation of any of the Company’s policies,

procedures, rules and regulations; the failure to perform, in any material respect, the Named
Executive Officer’s duties or responsibilities to the Company; the commission of fraud, theft, embezzlement or misappropriation of funds or other assets of the Company; or the conviction of, entry of a plea of guilty or no-contest to, or receipt of adjudicated probation or deferred adjudication in connection with, a crime involving fraud, dishonesty or moral turpitude or any felony;
•“good reason” generally includes an adverse change in status, title or position; a reduction in annual base salary, Company SERP contribution level, annual bonus opportunity or aggregate long-term compensation; certain Company failures to continue, adverse actions under or material reductions of benefits under certain bonus plans and the SERP; a significant relocation of the principal place of employment; the failure of a successor company to assume the Change-of-Control Agreement; and, with respect to Legacy CoC Agreements, certain failures of contractual performance or restrictions imposed by the Company; and
•a termination without “cause” or resignation for “good reason” is considered to be in connection with a change of control if it occurs during the period: (a) under the Legacy CoC Agreements, beginning one year prior to, and ending on the second anniversary of, the change of control and (b) under the
CoC Plan, beginning on the date that is 180 days prior to, and ending on the second anniversary of, the change of control.
For purposes of the long-term incentive agreements, “good reason” generally means a 5% reduction in aggregate total annual compensation from that in place immediately prior to a change of control; a material reduction in scope of responsibilities; and a significant relocation of the principal place of employment.
Assuming a termination date of December 31, 2024, and, where applicable, using the closing price of our
Common Stock of $26.08 per share, which was the closing price of our Common Stock, as reported by the NYSE, on Tuesday, December 31, 2024 (the last trading day of the year), the tables below show potential payments to each of the Named Executive Officers under the existing contracts, agreements, plans or arrangements, whether written or unwritten, in the event of a termination of such executive’s employment, including amounts payable pursuant to benefits or awards in which the Named Executive
Officers are already vested. Whether an excise tax liability arises will depend on the facts and circumstances in existence at the time a change-of-control payment becomes payable and the tables below do not reflect any “net better of payments.”

Roderick A. Larson
Payments upon Termination	Voluntary Termination		Involuntary Termination		Death and Disability		Change of Control with Termination
Severance Payments	$—		$420,000	(1)	$—		$6,930,000	(2)
Benefit Plan Participation	—		2,387	(1)	—		316,910	(3)
Restricted Stock Units (unvested)	—		—		7,877,360	(4)	7,877,360	(5)
Performance Units (unvested)	—		—		6,266,000	(6)	12,532,000	(7)
Accrued Vacation/Base Salary	85,090		85,090		85,090		85,090
SERP (vested)	9,326,599	(8)	9,326,599	(8)	9,326,599	(8)	9,326,599	(8)
TOTAL	$9,411,689		$9,834,076		$23,555,049		$37,067,959

Alan R. Curtis
Payments upon Termination	Voluntary Termination		Involuntary Termination		Death and Disability		Change of Control with Termination
Severance Payments	$—		$466,199	(1)	$—		$1,678,316	(2)
Benefit Plan Participation	—		2,387	(1)	—		168,913	(3)
Restricted Stock Units (unvested)	—		—		2,618,510	(4)	2,618,510	(5)
Performance Units (unvested)	—		—		2,082,800	(6)	4,165,600	(7)
Accrued Vacation/Base Salary	66,344		66,344		66,344		66,344
SERP (vested)	3,293,827	(8)	3,293,827	(8)	3,293,827	(8)	3,293,827	(8)
TOTAL	$3,360,171		$3,828,757		$8,061,481		$11,991,510

Martin J. McDonald
Payments upon Termination	Voluntary Termination		Involuntary Termination		Death and Disability		Change of Control with Termination
Severance Payments	$—		$386,168	(1)	$—		$1,312,972	(2)
Benefit Plan Participation	—		2,387	(1)	—		158,809	(3)
Restricted Stock Units (unvested)	—		—		347,412		347,412	(5)
Performance Units (unvested)	—		—		276,400		552,800	(7)
Restricted Stock Units (vested)	737,229	(9)	737,229	(9)	737,229	(9)	737,229	(9)
Performance Units (vested)	428,378	(10)	428,378	(10)	586,400	(10)	1,172,800	(10)
Accrued Vacation/Base Salary	11,555		11,555		11,555		11,555
SERP (vested)	3,640,311	(8)	3,640,311	(8)	3,640,311	(8)	3,640,311	(8)
TOTAL	$4,817,473		$5,206,028		$5,599,307		$7,933,888

Earl F. Childress
Payments upon Termination	Voluntary Termination		Involuntary Termination		Death and Disability		Change of Control with Termination
Severance Payments	$—		$194,941	(1)	$—		$1,345,854	(2)
Benefit Plan Participation	—		1,688	(1)	—		13,407	(3)
Restricted Stock Units (unvested)	—		—		948,608	(4)	948,608	(5)
Performance Units (unvested)	—		—		754,600	(6)	754,600	(7)
Accrued Vacation/Base Salary	14,943		14,943		14,943		14,943
SERP (vested)	396,682	(8)	396,682	(8)	396,682	(8)	396,682	(8)
SERP (unvested)	—	(8)	—	(8)	128,524	(8)	128,524	(8)
TOTAL	$411,625		$608,254		$2,243,357		$3,602,618

Benjamin M. Laura
Payments upon Termination	Voluntary Termination		Involuntary Termination		Death and Disability		Change of Control with Termination
Severance Payments	$—		$197,374	(1)	$—		$1,410,262	(2)
Benefit Plan Participation	—		2,387	(1)	—		18,600	(3)
Restricted Stock Units (unvested)	—		—		956,693	(4)	956,693	(5)
Performance Units (unvested)	—		—		760,800	(6)	760,800	(7)
Accrued Vacation/Base Salary	60,730		60,730		60,730		60,730
SERP (vested)	501,845	(8)	501,845	(8)	501,845	(8)	501,845	(8)
SERP (unvested)	—	(8)	—	(8)	130,389	(8)	130,389	(8)
TOTAL	$562,575		$762,336		$2,410,457		$3,839,319

(1)The amounts for each Named Executive Officer includes the lump-sum cash payment they would receive, assuming no corresponding change in control that would otherwise trigger payments under the Change-of-
Control Agreements and subject to the execution of a release of claims, pursuant to the Company’s broad-
based severance plan that provides separation benefits to full-time, salaried employees of the Company who are permanently and involuntarily terminated as a result of a reduction in force. The amount of this cash payment equals a specified number of weeks of the employee’s base pay (up to a maximum of 52 weeks), depending on the number of continuous years of service with the Company. The amounts also include the one-month subsidized COBRA payment that the Named Executive Officers would receive pursuant to this severance plan.
(2)The amount for each Named Executive Officer reflects an amount equaling three times, for Mr. Larson, or two times, for each of the other Named Executive Officers, the sum of: (a) their highest base salary; (b) the target award they are eligible to receive under the Annual Cash Bonus Program for the then-current year;
and (c) for Mr. Larson, the maximum percentage of base salary contribution level by us for him in our SERP for the then-current year multiplied by his highest base salary; plus for Messrs. Childress and Laura, the annualized premium for COBRA continuation coverage. If applicable, the termination amount may be reduced pursuant to the net better of provision.
(3)The amount for each Named Executive Officer reflects either (a) the estimated value of the benefit to them to receive the same level of medical, life insurance and disability benefits for a period of 36 months, for
Mr. Larson; 24 months, for Messrs. Curtis and McDonald; or (b) the benefit to them to receive the same basic medical, dental, and vision coverage that would be payable after termination pursuant to the Change of Control Plan for a period12 months, for Messrs. Childress and Laura.
(4)The amount for each Named Executive Officer reflects the value of shares of Common Stock that would be delivered for outstanding unvested restricted stock units for which vesting would be accelerated pursuant to the executive’s restricted stock unit agreements.
(5)The amount for each Named Executive Officer reflects the value of shares of Common Stock that would be delivered for outstanding unvested restricted stock units for which vesting would be accelerated pursuant to the executive’s restricted stock unit agreements and, if applicable, Legacy CoC Agreement.
(6)Upon death or disability, vesting of any unvested portion of outstanding performance units would be accelerated, and the final value would be equal to the target value of $100 per unit.
(7)Vesting of any unvested portion of outstanding performance units would be accelerated, and the final value of the units would be equal to the maximum value of $200 per unit if the executive is party to a Legacy CoC
Agreement or, if not party to a Legacy CoC Agreement, $100 per unit pursuant to the applicable award agreement.
(8)The amount for each Named Executive Officer reflects the accumulated account values (including gains and losses) of contributions by the Named Executive Officer and Oceaneering for vested amounts and by
Oceaneering for unvested amounts. Messrs. Larson, Curtis, and McDonald were fully vested in their respective SERP accounts. For more information on SERP amounts, please see “— Nonqualified Deferred
Compensation” above.
(9)The amount for Mr. McDonald reflects the value of shares of Common Stock that would be delivered for outstanding restricted stock units for which vesting occurred prior to December 31, 2024, pursuant to his restricted stock unit agreements.
(10)The amount shown for Mr. McDonald reflects an amount in cash equal to the actual payout for the performance units awarded to him in 2022, all of which vested prior to December 31, 2024, by reason of his having previously attained Retirement Age (as defined in the award agreement). Because the final value of the performance units awarded to Mr. McDonald in 2023 and 2024 will not be known until the completion of the applicable performance periods, this table reflects a zero value for such awards. The notional value of the vested portion of these performance units is equal to $272,800 or $100 per unit for achievement of performance goals at target level. For more information regarding performance units, please see
“Compensation Discussion & Analysis — Executive Compensation Components — Long-Term Incentive
Compensation” above.

CEO Pay Ratio
The table below sets forth comparative information for the year ended December 31, 2024 regarding:
(1) the actual annual total compensation of our Chief Executive Officer; (2) the median of the annual total compensation of all employees of Oceaneering (including its consolidated subsidiaries), excluding our
Chief Executive Officer; and (3) a ratio comparison of those two amounts (the “CEO Pay Ratio”). These amounts were determined in accordance with rules prescribed by the SEC, as explained below.
For purposes of determining our median employee, we used total cash compensation as determined from payroll records for the period from November 1, 2023, through October 31, 2024 (the “Measurement
Period”) of our employees, other than our Chief Executive Officer. We did not take into account equity-
based incentive compensation awards, because less than 5% of our employees receive those awards.
Except as noted below, we included all Oceaneering employees (whether employed on a full-time, part-
time, or seasonal basis) as of the last day of the Measurement Period, and, other than annualizing compensation of employees who were not employed for the full Measurement Period, we did not make any assumptions, adjustments or estimates with respect to total cash compensation. We excluded from the median employee determination the non-U.S. employees (who collectively represented fewer than
5% of the approximately 11,489 total employees as of the Measurement Date) from the following jurisdictions:  Azerbaijan (49); Canada (64); China (1); Guyana (12); Indonesia (99); Malaysia (36);
Mexico (18); Nigeria (13); Oman (19); Papua New Guinea (20); Qatar (153); and Thailand (9).
After identifying the median employee, based on the process described above, we calculated annual total compensation for that employee using the same methodology we used for determining total compensation for 2024 for the Named Executive Officers as set forth in the “Summary Compensation
Table.”

Annual Total Compensation	Amount
Chief Executive Officer (A)	$7,401,994
Median of all employees (excluding our Chief Executive Officer) (B)	$73,444
Ratio of (A) to (B)	101
As described above, our Chief Executive Officer’s actual total compensation for 2024 benefited from achieving above-target performance metrics. His target total compensation for 2024 was $6,364,753. The ratio of his target total compensation to the median of the annual total compensation of all employees for
2024 (excluding our Chief Executive Officer), shown above, was 87:1. For this purpose, our Chief
Executive Officer’s target total compensation for 2024 was calculated as the sum of Mr. Larson’s base salary, the target values of his annual cash bonus opportunity and performance unit award, the grant-date fair value of his restricted stock unit award, and all other compensation Mr. Larson earned in 2024. The compensation of the median employee identified for 2024 did not include incentive compensation. The difference between the target ratio and that reported above reflects the amounts paid to our Chief
Executive Officer under our incentive programs in 2024, which paid above target.

Proposals

Proposal 1: Election of Class III Directors	66
Proposal 2: Advisory Vote to Approve Executive Compensation	67
Proposal 3: Ratification of Appointment of Independent Auditors	68
Report of the Audit Committee	69
Proposal 4: Approval of the 2020 Incentive Plan as Amended and Restated	70

Proposal 1: Election of Class III Directors

Our Board unanimously recommends a vote FOR election of the nominees for Class III directors, Roderick A. Larson, M. Kevin McEvoy, and Paul B. Murphy, Jr.
Our Restated Certificate of Incorporation divides our Board into three classes, each consisting as nearly as possible of one-third of the members of the whole Board. There are currently three directors in each
Class. The members of each class serve for three years following their election, with one class being elected each year. Three Class III directors are to be elected at the 2025 Annual Meeting.
In accordance with our Bylaws, directors are elected by a plurality of the votes cast. However, our
Corporate Governance Guidelines provide that, in an uncontested election of directors, any director nominee who does not receive a “for” vote by a majority of shares present in person or by proxy and entitled to vote and actually voting on the matter shall promptly tender their resignation to the Nominating,
Corporate Governance & Sustainability Committee of our Board, subject to acceptance by the Board. The
Nominating, Corporate Governance & Sustainability Committee will then make a recommendation to the
Board with respect to the director’s resignation and the Board will consider the recommendation and take appropriate action within 120 days from the date of the certification of the election results. Withholding of authority to vote for a director nominee and broker “non-votes” marked on proxy cards will not be counted in the election and will have no effect on the election of directors.
The persons named as agents and proxies in the accompanying proxy card intend to vote all proxies received in favor of the election of the nominees named below, except in any case where authority to vote for the directors is withheld. Although we have no reason to believe that the nominees will be unable to serve as directors, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee our Board designates.
Each Class III director will serve until the 2028 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. The terms of office of the directors in Classes I and II will expire at the
Annual Meetings of Stockholders to be held in 2026 and 2025, respectively.

Proposal 2: Advisory Vote to Approve
Executive Compensation

Our Board unanimously recommends a vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement
As required by Section 14A(a)(1) of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote on an advisory basis relates to the compensation of the Named
Executive Officers as described in this Proxy Statement in accordance with the rules of the SEC.
As described in more detail under the “Compensation Discussion & Analysis” section of this Proxy
Statement above, our compensation program for Named Executive Officers is designed to attract and retain key executives, motivate them to achieve our short-term and long-term objectives without exposing us to excessive or unnecessary risk, and align their interest with our stockholders’ interests. To achieve these goals, we’ve designed our executive compensation program to deliver a competitive package and to reward our key executives for superior performance.
The vote on this resolution is an advisory, non-binding vote. However, our Compensation Committee, which is responsible for designing and overseeing the administration of our executive compensation program, and our Board will consider the outcome of the vote as an indicator of how well our compensation philosophy and programs align with the interests of our stockholders.
Accordingly, we ask our stockholders to vote on the following resolution:
RESOLVED, that Oceaneering’s stockholders approve, on an advisory basis, the compensation of the
Named Executive Officers, as disclosed in Oceaneering’s Proxy Statement for its 2025 Annual
Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and
Exchange Commission, including the Compensation Discussion & Analysis, the 2024 Summary
Compensation Table and the other compensation-related tables and accompanying narrative disclosures.
In accordance with our Bylaws, the approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote on the proposal at the
2025 Annual Meeting of Stockholders. Because abstentions are counted as present for the purpose of the vote on this proposal, they have the same effect as votes “AGAINST” this proposal. Broker “non-
votes” will have no effect on this vote.
The persons named as agents and proxies in the accompanying proxy card intend to vote such proxy in favor of the compensation of our Named executive Officers unless a choice is set forth therein or unless an abstention or broker “non-vote” is indicated therein.

Proposal 3: Ratification of Appointment of
Independent Auditors

Our Board unanimously recommends a vote FOR this proposal.
The Audit Committee of the Board has appointed Ernst & Young LLP, independent certified public accountants, as independent auditors of Oceaneering for the year ending December 31, 2025. Although we are not required to seek stockholder approval of the appointment, it has been our practice to do so.
No determination has been made as to what action the Audit Committee would take if our stockholders failed to ratify the appointment. The Audit Committee retains the discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of Oceaneering. Representatives of Ernst & Young LLP will be present at the meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any stockholders.
In accordance with our Bylaws, the approval of the proposal to ratify the appointment of
Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2025, requires the affirmative vote of a majority of the shares of Common Stock voted on this proposal at the meeting. Accordingly, abstentions will not affect the outcome of this proposal.
The persons named as agents and proxies in the accompanying proxy card intend to vote such proxy in favor of the ratification of the appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2025, unless a contrary choice is set forth thereon or unless an abstention is indicated thereon.
Independent Auditors’ Fees
The following table shows the fees incurred by Oceaneering for the audit and other services provided by
Ernst & Young LLP for 2024 and 2023.

Fees Incurred for Audit and Other Services Provided by Ernst & Young LLP	2024	2023
Audit Fees (1)	$2,774,000	$2,610,000
Audit-Related Fees (2)	15,000	77,800
Tax Fees (3)	148,000	150,000
Total	$2,937,000	$2,837,800
(1)Audit Fees consisted of fees for professional services provided in connection with: (a) the audit of our financial statements for the years indicated and the reviews of our financial statements included in our
Forms 10-Q during those years; and (b) audit services provided in connection with other statutory filings, consents and other services related to SEC matters.
(2)Audit-Related Fees consisted of fees for accounting consultations and attestation services related to regulatory compliance.
(3)Tax Fees consisted primarily of tax compliance services and advice with respect to various foreign corporate tax matters.
The Audit Committee has concluded that Ernst & Young LLP’s provision of services that were not related to the audit of our financial statements in 2024 was compatible with maintaining that firm’s independence from us.
The Audit Committee has established a policy that requires pre-approval of the audit and non-audit services performed by our independent auditors. Unless a service proposed to be provided by the independent auditors has been pre-approved by the Audit Committee under its pre-approval policies and procedures, it will require specific pre-approval of the engagement terms by the Audit Committee. Under the policy, pre-approved service categories are generally provided for up to 12 months and must be detailed as to the particular services provided and sufficiently specific and objective so that no judgments by management are required to determine whether a specific service falls within the scope of what has been pre-approved. In connection with any pre-approval of services, the Audit Committee is required to review the fees and other terms for the services provided by the independent auditors. The Audit
Committee does not delegate to management any of its responsibilities to pre-approve services performed by our independent auditors.
None of the services related to the Audit-Related Fees or Tax Fees described above were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the
SEC.
The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit-related services not prohibited by law to be performed by Ernst & Young LLP, provided that the chair is required to report any decisions to pre-approve such audit-related or non-audit-
related services and fees to the full Audit Committee at its next regular meeting.
Report of the Audit Committee
During the year ended December 31, 2024, the Audit Committee of our Board was comprised of the directors named below. Each member of the Audit Committee is an independent director as defined by applicable Securities and Exchange Commission rules and New York Stock Exchange listing standards.
The Audit Committee met seven times during the year ended December 31, 2024. The Audit Committee reviewed and discussed with management and Ernst & Young LLP, Oceaneering’s independent registered public accounting firm, all of Oceaneering’s earnings releases in 2024 prior to the public release of those earnings releases. In addition, the chair of the Audit Committee reviewed and discussed with management the interim financial information included in Oceaneering’s quarterly reports on Form
10-Q for the periods ended March 31, 2024, June 30, 2024, and September 30, 2024, prior to their being filed with the Securities and Exchange Commission.
The Audit Committee reviewed and discussed with management and Ernst & Young Oceaneering’s consolidated financial statements for the year ended December 31, 2024. Members of management represented to the Audit Committee that Oceaneering’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with
Ernst & Young matters required to be discussed under the standards of the Public Company Accounting
Oversight Board. The Audit Committee also reviewed and discussed, with management and
Ernst & Young, our management’s report and Ernst & Young’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.
Ernst & Young provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s independence, and the Audit Committee discussed with Ernst & Young its independence from
Oceaneering. The Audit Committee concluded that Ernst & Young’s provision of non-audit services to
Oceaneering and its affiliates is compatible with Ernst & Young’s independence.
Based on the Audit Committee’s discussions with management and Ernst & Young and the Audit
Committee’s review of the items referred to above, the Audit Committee recommended to Oceaneering’s
Board that Oceaneering’s audited consolidated financial statements as of and for the year ended
December 31, 2024, be included in our Annual Report on Form 10-K for the year ended December 31,
2024, filed with the SEC.

Audit Committee
Paul B. Murphy, Jr., Chair
Karen H. Beachy
Deanna L. Goodwin

Proposal 4: Approval of the 2020 Incentive
Plan as Amended and Restated

The Board unanimously recommends a vote FOR approval of the Amended and Restated 2020 Incentive Plan of Oceaneering International, Inc.
Our Board adopted the 2020 Incentive Plan of Oceaneering International, Inc. (the “Incentive Plan”) on
February 21, 2020, and our stockholders approved the Incentive Plan at the 2020 Annual Meeting. Our
Board adopted the 2020 Incentive Plan of Oceaneering International, Inc., as amended and restated May
9, 2025 (the “Incentive Plan as Amended and Restated”) on February 21, 2025, subject to the approval of our stockholders at the 2025 Annual Meeting.
We are asking our stockholders to approve the Incentive Plan as Amended and Restated, effective as of the date of the 2025 Annual Meeting (the “Effective Date”), primarily to add an additional 4,200,000 shares to those authorized for award under the Incentive Plan and to make minor administrative and tax updates.
In accordance with our Bylaws, the adoption of the proposal to approve the Incentive Plan as Amended and Restated requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this proposal at the 2025 Annual Meeting. Because abstentions are counted as present for purposes of the vote on this proposal but are not votes “FOR” this proposal, they have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the vote.
The persons named as agents and proxies in the accompanying proxy card intend to vote such proxy
FOR approval of the Amended and Restated 2020 Incentive Plan of Oceaneering International, Inc.,
unless a contrary choice is set forth thereon or unless an abstention or broker “non-vote” is indicated
thereon.
Overview of the Incentive Plan as Amended and Restated
The Incentive Plan as Amended and Restated is integral to the compensation strategy that is described in the “Compensation Discussion & Analysis” section of this Proxy Statement above. Despite our conservative use of equity, after five years we have nearly exhausted the shares available for use by us under the Incentive Plan. We are seeking stockholder approval to provide Oceaneering with enough shares to support an estimated six years of awards under the Incentive Plan as Amended and Restated.
See also “— Summary of the Incentive Plan as Amended and Restated — Shares Reserved.”
Our Board believes the Incentive Plan as Amended and Restated will be important to our long-term success by helping us to attract and retain key employees, to attract and retain qualified directors, to encourage the sense of proprietorship of such employees and directors, and to stimulate the active interest of such persons in the development and financial success of Oceaneering and its subsidiaries.
These objectives are to be pursued through grants of incentive and stock-based awards under the plan.
The following description of the Incentive Plan as Amended and Restated is a summary of various provisions and is qualified in its entirety by reference to the Incentive Plan as Amended and Restated, which is attached to this Proxy Statement as Appendix A.
As of January 1, 2025, Oceaneering and its subsidiaries collectively had approximately 10,400 full-time employees, including 13 executive officers and eight nonemployee directors.

Best Practice Features of the Incentive Plan as Amended and Restated

Compensation Committee Oversight
No Discounted Options or Repricing of Options or SARs
No Dividends on Options or SARs
One-Year Minimum Vesting, Subject to Limited Exceptions
Accrued Dividends and Dividend Equivalents, if any, on Stock Awards Paid Only if Award Vests
Awards Subject to Clawback or Recoupment
No “Evergreen” Share Reserve
No Liberal Share Recycling
No Tax Gross-ups
Summary of the Incentive Plan as Amended and Restated
Purpose. The Incentive Plan as Amended and Restated is designed to attract and retain key employees of Oceaneering and its subsidiaries and qualified directors of Oceaneering, and to encourage the sense of proprietorship of such employees and directors and stimulate the active interest of such persons in the development and financial success of Oceaneering and its subsidiaries through grants of incentive and stock-based awards under the plan.
Administration. The Incentive Plan as Amended and Restated is administered by the Committee, except that our full Board administers awards for our nonemployee directors. The Committee will determine participants and the types and amounts of awards such participants will be granted, has the authority to interpret the Incentive Plan as Amended and Restated, to adopt rules, regulations, and guidelines as it deems necessary and may provide for the extension or exercisability of an award, accelerate the vesting or exercisability of an award, or lessen restrictions on an award.
Delegation. The Committee may delegate its authority or duties under the Incentive Plan as Amended and Restated to one or more subcommittees, another committee of the Board, the Company’s President and Chief Executive Officer or to other senior officers of the Company, pursuant to such conditions or limitations as the Committee may establish; provided, however, that the Committee may not delegate to any officer of the Company the authority to make awards to any officer of the Company.
Awards. The Incentive Plan as Amended and Restated provides for various types of awards to be granted to participants including, options to purchase shares of Common Stock, stock appreciation rights, stock awards (which include shares of Common Stock or units denominated in shares of Common Stock, including restricted stock, restricted stock units and performance awards settled in shares of Common
Stock) and cash awards. Awards may be granted as alternatives to or in replacement of awards outstanding under the Incentive Plan as Amended and Restated or any other plan or arrangement of the
Company or any of its subsidiaries, including any acquired entity.
Although the Incentive Plan as Amended and Restated allows for the grant of options and stock appreciation rights, we expect to continue to deliver long-term incentives through grants of restricted stock, restricted stock units and performance units.

Minimum Vesting. Awards other than cash awards will have a minimum vesting period or restriction period, as applicable, of one year from the date of grant, provided that:  (1) the Committee may provide for earlier vesting or termination of the restriction period following a Change of Control or upon termination of a participant’s employment or service by reason of death, disability or retirement; and (2)
awards with respect to up to 5% of the shares of Common Stock authorized for grant pursuant to the
Incentive Plan as Amended and Restated may have a vesting period or restriction period, as applicable, of less than one year.
Shares Reserved. Subject to the adjustments described below, 8,700,000 shares will be authorized for issuance under Incentive Plan as Amended and Restated. The number of shares of Common Stock that are the subject of awards under the Incentive Plan as Amended and Restated that are canceled, terminated, forfeited, or expire unexercised shall again immediately become available for Awards hereunder as if such shares had never been the subject of an award. The number of shares of Common
Stock available under the Incentive Plan as Amended and Restated will not be increased by shares of
Common Stock tendered, surrendered or withheld in connection with (1) the exercise or settlement of an award or (2) Oceaneering’s tax withholding obligations.
Award Limits. Under the Incentive Plan as Amended and Restated, no nonemployee director may be granted, during any single calendar year, Awards having an aggregate value, determined on each applicable grant date, when added to all cash compensation paid to such director, other than in connection with the post-retirement payment associated with prior service as an officer or other employee of Oceaneering, during the same calendar year, in excess of $1,500,000.
Adjustments. In the event of certain corporate transactions, including the subdivision or consolidation of outstanding shares of Common Stock, declaration of a stock dividend or other stock split, recapitalization or capital reorganization, consolidation or merger, adoption of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock or securities or property, the
Incentive Plan as Amended and Restated provides for proportional or appropriate adjustments, as applicable, in the number of shares of Common Stock subject to and, if applicable, the exercise price of, awards, as well as the maximum award limits and number of shares available under the Incentive Plan as
Amended and Restated.
In addition, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may, among other things, make equitable adjustments to awards or other provisions for the disposition of awards, and has the discretion to provide for the substitution of a new award or other arrangement for an award or the assumption of an award, provide for the accelerated vesting or exercisability of an award and the cancellation thereof in exchange for the payment of a reasonable and approximate value thereof, or cancel any awards in exchange for cash equal to the fair market value (as defined in the Incentive Plan as Amended and Restated) (with underwater options able to be cancelled for no consideration).
Stock Options. The Committee determines, in connection with each option granted to employees, the exercise price (which may not be less than the fair market value of the Company’s Common Stock on the date of the grant), the terms and conditions of exercise, the expiration date, restrictions on transfer of the option, and other provisions not inconsistent with the Incentive Plan as Amended and Restated. The term of an option will not exceed ten years from the date of grant. The full Board makes the same determinations with respect to nonqualified options granted to nonemployee directors.
Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights, or SARs, to employees and the full Board may grant SARs to nonemployee directors. Each SAR entitles the participant, on exercise of the SAR, to receive in cash or shares of Common Stock a value equal to the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over the exercise price established by the Committee or Board, as applicable. The term of a SAR will not exceed ten years from the date of grant. A SAR may be granted in tandem with an option, subject to such terms and restrictions as established by the Committee or Board, as applicable.

Stock Awards and Cash Awards. The Incentive Plan as Amended and Restated authorizes the
Committee to grant employees stock awards (consisting of shares of Common Stock or of a right to receive shares of Common Stock, or their cash equivalent or a combination of both, in the future, including restricted stock, restricted stock units and performance awards settled in shares) and cash awards, and the Board is authorized to make such grants to nonemployee directors. Those awards may be subject to the terms and conditions, restrictions, and contingencies, not inconsistent with the Incentive
Plan as Amended and Restated, as may be determined by the Committee or Board, as applicable.
Performance Awards. Any award available under the Incentive Plan as Amended and Restated may be made as a performance award. Performance awards will be based on achievement of such goals and will be subject to such terms, conditions, and restrictions as the Committee (or the Board with respect to nonemployee director awards) will determine.
Treatment upon a Change of Control. The treatment of awards on the occurrence of a Change of
Control will be determined in the sole discretion of the Committee or the Board and will be described in the applicable award agreements.
Transferability. Except as otherwise determined by the Committee (or the Board, in the case of awards to non-employee directors) and specified in a participant’s award agreement, no award may be assigned or otherwise transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.
Duration; Plan Amendments. The Incentive Plan as Amended and Restated has a term of ten years from the date of the Company’s 2025 annual meeting of stockholders. The Board may at any time amend, modify, suspend or terminate the Incentive Plan as Amended and Restated (and the Committee
may amend or modify an award agreement) but in doing so cannot materially adversely affect any outstanding award without the participant’s written consent or make any amendment without stockholder approval, to the extent such stockholder approval is required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed. If the stockholders of
Oceaneering fail to approve the Incentive Plan as Amended and Restated at this annual meeting, the
Incentive Plan as Amended and Restated will be of no force and effect and the Incentive Plan will continue in force and effect.
Certain Federal Income Tax Consequences of Awards Under the Incentive
Plan as Amended and Restated
The following summary is based on current interpretations of existing federal income tax laws. The discussion below is not purported to be complete, and it does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any locality, state, or foreign country in which a participant’s income or gain may be taxable.
Options. On grant of an option, the optionee will not recognize income for tax purposes and
Oceaneering will not receive any deduction. On the exercise of a nonqualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares of Common Stock acquired on the date of exercise and the exercise price. On any sale of those shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonqualified option will be treated generally as capital gain or loss. On exercise of a nonqualified stock option, Oceaneering is entitled to a deduction in an amount equal to the income recognized by the employee.
Stock Appreciation Rights. The amount of any cash or the fair market value of any shares of
Common Stock received by the holder on the exercise of SARs will be subject to ordinary income tax in the year of receipt, and Oceaneering will be entitled to a deduction for that amount.
Restricted Stock. A participant generally recognizes no taxable income at the time of an award of restricted stock. A participant may, however, make an election under Section 83(b) of the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the shares of restricted stock will generally be compensation income to the participant and deductible by us as compensation expense. In general, we will receive an income tax deduction for any compensation income taxed to the participant. To the extent a participant realizes capital gains, as described above, we will not be entitled to any deduction for federal income tax purposes.
Restricted Stock Units. A participant who is granted a restricted stock unit will recognize no income upon grant of the restricted stock unit. At the time the underlying shares of common stock (or cash in lieu thereof) are delivered to a participant, the participant will recognize compensation income equal to the full fair market value of the shares received. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.
Cash Awards. Cash awards under the Incentive Plan as Amended and Restated are taxable income to the participant for federal income tax purposes at the time of payment. The participant will have compensation income equal to the amount of cash paid, and Oceaneering will have a corresponding deduction for federal income tax purposes.
Certain Tax Code Limitations on Deductibility. In order for Oceaneering to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for future payments under the Incentive Plan as Amended and Restated could also be limited by Code
Section 280G, which provides that certain excess parachute payments made in connection with a change of control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the
Incentive Plan as Amended and Restated could also be affected by Code Section 162(m), which limits the deductibility for U.S. federal income tax purposes of compensation paid to certain employees to $1 million during any taxable year.
Code Section 409A. Code Section 409A generally provides that deferred compensation subject to
Code Section 409A that does not meet the requirements for an exemption from Code Section 409A must satisfy specific requirements, both in operation and in form, regarding:  (1) the timing of payment; (2) the election of deferrals; and (3) restrictions on the acceleration of payment. Failure to comply with Code
Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on the deferred amounts included in the participant’s income. We intend to structure awards under the Plan to be exempt from or comply with
Code Section 409A.
Awards Granted Under the Incentive Plan as Amended and Restated
The benefits that will be received under the Incentive Plan as Amended and Restated by particular individuals or groups are not determinable at this time. Although not necessarily indicative of future grants that may be made under the Incentive Plan as Amended and Restated, please see the “Grants of Plan-
Based Awards” table below with respect to awards of restricted stock units and performance units to
Named Executive Officers in 2024.

Other Information

Forward-Looking Statements	76
Reconciliations of Non-GAAP to GAAP Financial Information	76
Security Ownership of Management and Certain Beneficial Owners	77
Equity Compensation Plan Information	79
General Information	80

Forward-Looking Statements
The discussion and analysis herein contains “forward-looking statements” as defined by the Private Securities
Litigation Reform Act of 1995, including statements regarding performance goals, actions related to our director and executive compensation, our ongoing efforts to diversity our business, our greenhouse gas reduction initiatives, and other characterizations of future events or circumstances. You can generally identify forward-
looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”
“intend,” “may,” “objective,” “plan,” “potential,” “should,” “target,” “will” and other similar words. These forward-
looking statements are subject to various factors that could cause the Company’s actual results to differ materially from the results anticipated in these statements. These factors include, but are not limited to, those discussed in the “Risk Factors,” “Cautionary Statement Concerning Forward-Looking Statements” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual
Report on Form 10-K for the year ended December 31, 2024, as updated in subsequent reports we file with the
SEC. The Company has no obligation to update or revise forward-looking statements regardless of whether new information, future events, or any other factors affect the information contained in the statements.
Reconciliations of Non-GAAP to GAAP
Financial Information

EBITDA (non-GAAP) and Adjusted EBITDA (non-GAAP)
	For the Year Ended
	Dec 31, 2024	Dec 31, 2023

Net income (loss)	$147,468	$97,403
Depreciation and amortization	103,443	104,960
Subtotal	250,911	202,363
Interest expense, net of interest income	25,793	21,098
Amortization included in interest expense	(6,075)	574
Provision (benefit) for income taxes	77,448	63,652
EBITDA (non-GAAP)	348,077	287,687
Adjustments for the effects of:
Foreign currency (gains) losses	(866)	1,359
Total of adjustments	(866)	1,359
Adjusted EBITDA (non-GAAP)	$347,211	$289,046

Security Ownership of Management and Certain
Beneficial Owners
The following table sets forth the number of shares of Common Stock beneficially owned as of March 17,
2025, by each director and nominee for director, each of the executive officers named in the Summary
Compensation Table in this Proxy Statement, and all directors and executive officers as a group. Except as otherwise indicated, each individual named has sole voting and dispositive power with respect to the shares shown.

Name	Number of Shares (1)	Number of Shares Underlying Restricted Stock Units (2)	Total (3)
Karen H. Beachy	28,229	—	28,229
William B. Berry	86,945	—	86,945
Earl F. Childress	28,452	34,338	62,790
Alan R. Curtis	88,507	96,016	184,523
Deanna L. Goodwin	28,642	—	28,642
Roderick A. Larson	402,279	289,658	691,937
Benjamin M. Laura	46,977	46,356	93,333
Martin J. McDonald	86,068	37,987	124,055
M. Kevin McEvoy	141,837	—	141,837
Paul B. Murphy, Jr.	74,653	—	74,653
Reema Poddar	8,743	—	8,743
Jon Erik Reinhardsen	86,945	—	86,945
Steven A. Webster	151,676	—	151,676
All directors and executive officers as a group (21 persons)	1,440,195	685,166	2,125,361
(1)Includes the following share equivalents, which are fully vested but are held in trust pursuant to the
Oceaneering Retirement Investment Plan (the “401(k) Plan”), as to which the indicated persons have the right to direct the plan trustee on how to vote: Mr. Curtis – 14,424 and Mr. Laura – 8,695; and all directors and executive officers as a group – 38,779. At withdrawal, the share equivalents in the 401(k) Plan are to be settled in shares of Common Stock. Also includes the following shares as to which the indicated person has shared voting and dispositive power: Mr. Larson – 402,279. The beneficial ownership of (a) each director and executive officer represents 0.4% or less of the outstanding Common Stock and (b) all directors and executive officers as a group represents 1.4% of the outstanding Common Stock. There are no outstanding stock options held by any of our directors or executive officers.
(2)Includes shares of Common Stock that are represented by restricted stock units of Oceaneering that are credited to the accounts of certain individuals and are subject to vesting. The individuals have no voting or investment power over these restricted stock units.
(3)The indicated shares of Common Stock and Common Stock underlying restricted stock units of (a) each director and executive officer represent 0.7% or less of the outstanding Common Stock and (b) all directors and executive officers as a group represent 2.1% of the outstanding Common Stock.

Listed below are the only persons who, to our knowledge, may be deemed to be beneficial owners as of
March 17, 2025, of more than 5% of the outstanding shares of Common Stock. This information is based on beneficial ownership reports filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	16,015,288	(2)	15.8%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	12,461,454	(3)	12.3%
EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309	5,166,012	(4)	5.1%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016	4,989,187	(5)	4.9%
(1)All percentages are based on the total number of issued and outstanding shares of Common Stock as of
March 17, 2025.
(2)The amount beneficially owned of 16,015,288 shares of Common Stock, as shown, is as reported by
BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 22, 2024. The Schedule 13G/A reports that BlackRock, Inc. has sole voting power with respect to 15,777,722 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 16,015,288 shares, and shared dispositive power with respect to zero shares. The Schedule 13G/A further reports that:  (a) BlackRock Fund Advisors, a subsidiary of BlackRock, Inc., is the beneficial owner of 5% or greater of the Common Stock outstanding;
and (b) iShares Core S&P Small-Cap ETF has the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock of, 5% or more of the Common Stock outstanding.
(3)The amount beneficially owned of 12,461,454 shares of Common Stock, as shown, is as reported by The
Vanguard Group in a Schedule 13G/A filed with the SEC on February 13, 2024. The Schedule 13G/A reports that The Vanguard Group has sole voting power with respect to zero shares, shared voting power with respect to 189,022 shares, sole dispositive power with respect to 12,177,878 shares, and shared dispositive power with respect to 283,576 shares.
(4)The amount beneficially owned of 5,166,012 shares of Common Stock, as shown, is as reported by
EARNEST Partners, LLC in a Schedule 13G/A filed with the SEC on March 11, 2024. The Schedule 13G/A reports that EARNEST Partners, LLC has sole voting power with respect to 3,005,598 shares, shared voting power with respect to 473,405 shares, sole dispositive power with respect to 5,166,012 shares, and shared dispositive power with respect to zero shares
(5)The amount beneficially owned of 4,989,187 shares of Common Stock, as shown, is as reported by State
Street Corporation in a Schedule 13G/A filed with the SEC on February 6, 2025. The Schedule 13G/A reports that State Street Corporation has sole voting power with respect to zero shares, shared voting power with respect to 4,486,939 shares, sole dispositive power with respect to zero shares, and shared dispositive power with respect to 4,989,187 shares.

Equity Compensation Plan Information
The following presents equity compensation plan information as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,931,419	N/A	1,159,889
Equity compensation plans not approved by security holders	—	N/A	—
Total	1,931,419	N/A	1,159,889
In the table above, the number reflected in “the number of securities to be issued upon exercise of outstanding options, warrants and rights” column represents restricted stock units granted under our stockholder-approved incentive plans. There are no outstanding stock options under such plans.
As of December 31, 2024, there were no shares of Oceaneering common stock under equity compensation plans not approved by security holders available for grant.

General Information
Frequently Asked Questions
Why did I receive these proxy materials?
This proxy statement is furnished in connection with the solicitation of proxies by the Board for use at
2025 Annual Meeting of Stockholders of Oceaneering., to be held at 5775 N. Sam Houston Pkwy. W.,
Houston, Texas 77086 on Friday, May 9, 2025 at 11:00 A.M. prevailing Central Time, or any adjournment or postponement thereof. The purposes of the meeting are set forth in the accompanying Notice of 2025
Annual Meeting of Stockholders and information about Oceaneering’s governance and executive compensation is set forth elsewhere in this proxy statement. Please review these materials carefully before casting your vote. We are asking that you vote on four proposals.
What Is “Notice And Access” And Why Does Oceaneering Use It?
We are making the proxy solicitation materials available to our stockholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On or about March 28, 2025, we will mail to our stockholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on or about March 28, 2025. The Notice includes information on how to access and review the proxy materials and how to vote online. All stockholders will have the ability to access the proxy materials on the Internet at www.proxyvote.com as instructed in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Electronic delivery decreases costs, expedites distribution, and reduces our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet at www.proxyvote.com to help reduce the environmental impact of the Annual
Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.
Additionally, we will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (as amended by the 10-K/A filed on March 4, 2025), including the financial statements. Such requests should be directed to the Corporate Secretary c/o
Oceaneering International, Inc., 5875 N. Sam Houston Pkwy. W., Suite 400, Houston, Texas 77086.
Who is entitled to vote?
Only holders of record of shares of Oceaneering International, Inc. (“Oceaneering”) common stock, $0.25 par value per share (“Common Stock”) at the close of business on March 17, 2025, the record date, will be entitled to notice of, and to vote at, the meeting. As of that date, 101,071,473 shares of our Common
Stock were outstanding. Each of those outstanding shares is entitled to one vote at the meeting.
What are my voting options and what is the voting requirement for each of the proposals?
At the Annual Meeting, stockholders will be asked to consider and act upon the following matters discussed in this proxy statement. For Proposal 1, you may choose to vote “FOR” or “WITHHOLD.” For
Proposals 2, 3, and 4, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” For Proposal 1, a withhold vote will have no effect. For Proposals 2 and 4, abstentions will have the effect of a vote against the proposal, while abstentions will have no effect on Proposal 3. Failure of a beneficial owner to provide voting instructions to its broker or nominee with regard to Proposals 1, 2 or 4 will result in a “broker non-
vote” for such shares of Common Stock beneficially owned, which will have no impact on such proposal.

Since Proposal 3 is a routine proposal that brokers can vote on absent specific instruction, no broker non-
votes are expected for such proposal.

Proposal		Recommendation of the Board	Vote Required
1	Election of Class III Directors: Roderick A. Larson, M. Kevin McEvoy, and Paul B. Murphy, Jr.	FOR each of the nominees
Per our Bylaws, each director nominee who receives
a plurality of the votes cast (i.e., nominees receiving
the highest number of “for” votes) will be elected.
However, our Corporate Governance Guidelines
require a director nominee to tender their resignation
in an uncontested election if such nominee does not
receive a “for” vote by a majority of the shares present
in person or by proxy and entitled to vote and actually
voting on the proposal.

2	Advisory Vote to Approve Executive Compensation	FOR	Affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon.
3	Ratification of Appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2025	FOR	Affirmative vote of a majority of the shares of Common Stock voted on this proposal at the meeting.
4	Approval of the Amended and Restated 2020 Incentive Plan	FOR	Affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon.
How do I vote?
Your vote is important. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting if you are a holder of record or have a proxy from the record holder. Giving us your proxy means that you authorize us to vote your shares of Common Stock at the meeting in the manner you indicated on your proxy card.
You may also provide your proxy using the Internet or telephone procedures described on the proxy card.
If you give us your proxy but do not specify how to vote, we will vote your shares of Common Stock in accordance with the recommendations of the Board.

Voting by Mail
You may sign, date, and
return your proxy card in
the pre-addressed,
postage-paid envelope
provided. If you return
your proxy card without
indicating how you want
to vote, the designated
proxies will vote as set
forth above.
Voting by Telephone If you are a stockholder of record, you may vote by proxy by using the toll- free number listed on your proxy card.	Voting via the Internet If you are a stockholder of record, you may vote by proxy by using the following Internet address: proxyvote.com.
Voting at the Meeting
Stockholders of record
may also vote at the
Annual Meeting. However,
even if you plan to attend
the Annual Meeting, we
recommend that you also
vote by proxy as
described in this Proxy
Statement, so that your
votes will be counted if
you do not participate in
the meeting.

The telephone and Internet voting procedures are designed to verify your vote through the use of a unique voter control number that is provided on each proxy card. The procedures also allow you to vote your shares and to confirm that your instructions have been properly recorded. Please see your proxy card for specific instructions.
If you hold shares through a brokerage firm, bank, or other custodian, you may vote via the Internet or by telephone only if the custodian offers that option.
What if I change my mind after I have voted?
If you are a stockholder of record, and you vote by proxy by mail, the Internet or telephone, you may later revoke your proxy instructions by:
•sending a written statement to that effect to our Corporate Secretary c/o Oceaneering International,
Inc., 5875 N. Sam Houston Pkwy. W., Suite 400, Houston, Texas 77086, the mailing address for the executive offices of Oceaneering, provided that we receive the statement before the Annual
Meeting;
•submitting a signed proxy card with a date later than the date of the revoked proxy but prior to the
Annual Meeting;
•voting by proxy at a later time, but prior to the Annual Meeting, via the Internet or by telephone; or
•voting in person at the Annual Meeting.
If you have shares held through a brokerage firm, bank, or other custodian, and you vote by proxy, you may later revoke your proxy instructions only by informing the custodian in accordance with any procedures it sets forth.
Will my shares be voted if I do not provide my proxy?
It depends on whether you hold your shares of Common Stock in your own name as a registered stockholder or in the name of a bank or brokerage firm as a beneficial owner. If you hold your shares of
Common Stock directly in your own name as a registered stockholder, then they will not be voted unless you provide a proxy or vote in person at the meeting.
If your shares of Common Stock are held in the name of a broker, bank or other nominee, such broker or other nominee can vote your shares on any proposal that is considered a “routine” matter as determined by the NYSE. Of the proposals, only Proposal 3 is considered “routine” and, accordingly, only with respect to Proposal 3 can a broker or other nominee exercise voting discretion absent specific instruction from the beneficial owner. Since Proposal 3 is a routine Proposal that brokers can vote on absent specific instruction, no broker non-votes are expected for such proposal.
For all other proposals (specifically, Proposals 1, 2 and 4), since the NYSE precludes brokers from exercising voting discretion on these “non-routine” proposals without specific instructions from the beneficial owner as to how to vote, any brokers holding shares of Common Stock must vote for those proposals according to specific instructions they receive (if any) from the beneficial owners of those shares of Common Stock. If you do not instruct your broker how to vote with respect to Proposal 1,
Proposal 2, or Proposal 4, your broker will not vote for you with respect to those proposals.
Failure of a beneficial owner to provide voting instructions with regard to Proposals 1, 2 or 4 will result in a “broker non-vote” for such shares of Common Stock beneficially owned. Broker non-votes will have no impact on Proposals 1, 2 or 4.
Can I vote my shares that are held in the Oceaneering Retirement Investment Plan?
If you participate in the Oceaneering Retirement Investment Plan (“Plan”), you have the right to direct
Fidelity Management Trust Company, the trustee of the Plan (the “Trustee”), to vote your shares of
Oceaneering common stock held in your separate Plan account.
You may instruct the Trustee as to how to vote the shares of Oceaneering common stock in your Plan account via telephone or the Internet. If you wish to provide your instructions via telephone, please call
1-800-690-6903 and follow the prompts. If you wish to provide your instructions via the Internet, log on to
www.proxyvote.com and follow the instructions provided.
To allow sufficient time for voting by the Trustee of the Plan, your voting instructions must be received no later than 11:59 p.m., Central Time, on May 1, 2025. Any shares of Oceaneering common stock held in the Plan for which the Trustee does not receive timely participant directions will be voted by the Trustee in the same proportion as the shares for which the Trustee receives timely voting instructions from participants within the Plan.
How do I attend the Annual Meeting in person?
Registered stockholders will be asked to present a valid government-issued photo identification. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting a valid government-issued photo identification and an account statement or letter (and a legal proxy if you wish to vote your shares) from the nominee indicating that you beneficially owned the shares on the record date for voting.

What constitutes a quorum of stockholders?
We must have a quorum to conduct the meeting. The requirement for a quorum at the meeting is the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock.
Broker non-votes, abstentions and withhold votes count for purposes of determining a quorum.
Who conducts the proxy solicitation and how much will it cost?
We began mailing this proxy statement and the accompanying proxy card to stockholders on or about
March 28, 2025. The proxy statement and proxy card are being furnished at the direction of the Board.
We will pay all solicitation costs, which includes $30,000 for the fee of Innisfree M&A Incorporated who
will help us solicit proxies. We will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy materials to the holders of Common Stock. In addition, certain of our directors, officers and employees may solicit proxies by telephone and personal contact. Directors, officers, and other employees will not receive additional compensation for these services.
What is householding?
As permitted by the SEC rules, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desires to receive multiple copies of the proxy statement.
This is known as “householding.” This procedure reduces the environmental impact of our annual meetings and reduces the Company’s printing and mailing costs. Upon oral or written request, we will promptly deliver a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. You may direct requests for additional copies for the current year or future years to our Investor Relations team at the following physical address, phone number or email address:
Oceaneering International, Inc.
Attn: Corporate Secretary or Investor Relations
5875 N. Sam Houston Pkwy. W., Suite 400
Houston, Texas 77086
Phone: (713) 329-4500
Email (Investor Relations): investorrelations@oceaneering.com
You may direct requests for additional copies of the proxy statement for the current year or future years to our Investor Relations team.
Beneficial owners should contact their broker or bank.
How do I submit a stockholder proposal for action at the 2026 annual meeting of stockholders?
Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders must send notice of the proposal to our Corporate Secretary at our principal executive offices, 5875 N. Sam Houston Pkwy. W., Suite 400, Houston, Texas 77086, so
that such notice is received not later than November 28, 2025. If you submit such a proposal, you must provide your name, address, the number of shares of Common Stock held of record or beneficially, the date or dates on which you acquired those shares and documentary support for any claim of beneficial ownership.
In addition, any stockholder who intends to submit a proposal for consideration at our 2026 Annual
Meeting of Stockholders, regardless of whether the proposal is submitted for inclusion in our proxy statement for that meeting, or who intends to submit nominees for election as directors at that meeting, must notify our Corporate Secretary. Under our Bylaws, such notice must:
•be received at our executive offices not earlier than November 10, 2025, and not later than close of business on February 8, 2026; and
•satisfy the requirements that our Bylaws specify.
A copy of the pertinent Bylaw provisions can be obtained from our Corporate Secretary on written request.
How do I nominate a director or present other items for action at the 2026 annual meeting of stockholders?
The Nominating, Corporate Governance & Sustainability Committee will consider nominees recommended by stockholders in accordance with our Bylaws. A stockholder who wishes to recommend a nominee for director should comply with the procedures specified in our Bylaws, as well as applicable securities laws and regulations of the NYSE. The Nominating, Corporate Governance & Sustainability
Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a stockholder, and will evaluate each of them on the same basis.
As to each person a stockholder proposes to nominate for election as a director, our Bylaws provide that the nomination notice must:
•include the name, age, business address, residence address (if known) and principal occupation or employment of that person, the number of shares of Common Stock beneficially owned or owned of record by that person and any other information relating to that person that is required to be disclosed under Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), and the related SEC rules and regulations; and
•be accompanied by the written consent of the person to be named in the proxy statement as a nominee and to serve as a director if elected.
The nomination notice must also include, as to that stockholder and any of that stockholder’s
“associates” (defined to include (1) any person acting in concert with that stockholder, (2) any person who beneficially owns shares of Common Stock owned of record or beneficially by that stockholder and (3)
any person controlling, controlled by or under common control with, directly or indirectly, that stockholder or any person described in the foregoing clause (1) or (2)) on whose behalf the nomination or nominations are being made:
•the name and address of that stockholder, as they appear on our stock records and the name and address of that associate;
•the number of shares of Common Stock which that stockholder and that associate own beneficially or of record;
•a description of any agreement, arrangement or understanding relating to any hedging or other transaction or series of transactions (including any derivative or short position, profit interest, option, hedging transaction or borrowing or lending of shares) that has been entered into or made by that stockholder or that associate, the effect or intent of which is to mitigate loss, manage risk or benefit from share price changes or to increase or decrease the voting power of that stockholder or that associate, in any case with respect to any share of Common Stock;
•a description of all arrangements and understandings between that stockholder or that associate and each proposed nominee of that stockholder and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by that stockholder;
•a representation by that stockholder that they intends to appear in person or by proxy at that meeting to nominate the person(s) named in that nomination notice; and
•a representation as to whether that stockholder or that associate, if any, intends, or is part of a group, as Rule 13d-5(b) under the Exchange Act uses that term, which intends, (1) to deliver a proxy statement or form of proxy to the holders of shares of Common Stock representing at least
67% of the voting power of the shares of Common Stock entitled to vote in the election of directors in accordance with the Exchange Act rules.

Appendix A: 2020 Incentive Plan of
Oceaneering International, Inc.
(As Amended and Restated Effective May 9, 2025)
1.Plan. The 2020 Incentive Plan of Oceaneering International, Inc., as amended and restated effective May 9,
2025 (this “Plan”), was adopted by Oceaneering International, Inc. (the “Company”) to reward certain corporate officers, directors and key employees of the Company by enabling them to acquire shares of common stock of the Company and/or through the provision of cash payments.
2.Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries, to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such employees and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making
Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3.Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Award” means the grant, by the Company pursuant to this Plan, of any Option, SAR, Stock Award or Cash
Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee, or the Board in the case of Awards to Nonemployee
Directors, may establish in order to fulfill the objectives of this Plan.
“Award Agreement” means any agreement issued for and on behalf of the Company setting forth, in writing, the terms, conditions and limitations applicable to an Award.
“Board” means the Board of Directors of the Company.
“Cash Award” means an award, granted by the Company pursuant to this Plan, denominated and paid in cash, and includes Performance Awards paid in cash.
“Change of Control” means:
a.any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation or other entity owned, directly or indirectly, by the stockholders of the
Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing
20% or more of the combined voting power of the Company’s outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement or as a result of the acquisition of Voting Securities by the Company; or
b.individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the Effective Date (other than a Director designated by a Person who has entered into an agreement with the Company to effect any transaction described in Clause (A), (C), (D) or (E) of this definition) whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or
c.the Company is merged or consolidated with another corporation or entity, and as a result of such merger or consolidation, less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or
d.the consummation of a (i) tender offer or (ii) exchange offer by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or
e.all or substantially all of the assets of the Company are sold or transferred to a Person as to which:
i.the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets; and
ii.the financial results of the Company and such Person are not consolidated for financial reporting purposes.
f.Anything else in this definition to the contrary notwithstanding:

i.no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company’s outstanding Voting Securities or the Voting
Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise; and
ii.for any Award subject to Section 409A, no Change of Control shall be deemed to have occurred for purposes of establishing a time of payment unless such event constitutes an event specified in
Section 409A(a)(2)(A)(v) of the Code and the Treasury regulations promulgated thereunder, provided, that such qualification shall not apply for purposes of determining whether a Participant’s rights to the Award become vested or otherwise unconditional on the Change of Control.
“Code” means the Internal Revenue Code of 1986, as amended from time to time; reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer this Plan.
“Common Stock” means the Common Stock, par value $0.25 per share, of the Company.
“Company” means Oceaneering International, Inc., a Delaware corporation.
“Director” means an individual serving as a member of the Board.
“Dividend Equivalents” means an amount equal to dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record on a like number of shares of Common Stock.
“Effective Date” means May 9, 2025, or, if different, the actual date of the Company’s 2025 annual meeting of stockholders, after giving effect to any adjournment or postponement thereof, as the case may be.
“Employee” means an employee of the Company or any of its Subsidiaries or an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee within the six months immediately following the making of an Award to such individual.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common
Stock are listed or quoted on a national securities exchange, the closing price per share of Common Stock reported or quoted on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed or quoted on that date, or, if there shall have been no such sale so reported or quoted on that date, on the last preceding date on which such a sale was so reported or quoted, (ii) if the Common Stock is not so listed or quoted, the closing price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market,
Inc., by the National Quotation Bureau Incorporated, or (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.
“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section
422 of the Code.
“Nonemployee Director” means a Director who is not an Employee.
“Nonqualified Option” means an Option that is not an Incentive Option.
“Option” means a right, granted by the Company pursuant to this Plan, to purchase a specified number of shares of Common Stock at a specified price.
“Participant” means an Employee or Director to whom an Award has been made under this Plan.
“Performance Award” means a Stock Award or a Cash Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Committee may determine and which will be paid in cash or shares of Common Stock or a combination of the foregoing.
“Person” means any individual, corporation, partnership, “group” (as such term is used in Rule 13d-5 under the Exchange Act), association or other “person,” as such term is used in Sections 13(d) and 14(d) of the
Exchange Act, and the related rules and regulations promulgated thereunder.
“Plan” means this 2020 Incentive Plan of Oceaneering International, Inc., as amended and restated
effective May 9, 2024, and as may be further amended from time to time.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit” means a unit that is restricted or subject to forfeiture provisions evidencing the right to receive one share of Common Stock or cash equal to the Fair Market Value of one share of Common
Stock.
“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted
Stock or Restricted Stock Units is made pursuant to this Plan and ending as of the date upon which such
Award is issued (if not previously issued), no longer restricted or no longer subject to forfeiture provisions.
“SAR” means a right to receive a payment, in cash or shares of Common Stock, equal to the excess of the
Fair Market Value of a share of Common Stock on the date the right is exercised over the Fair Market Value of a share of Common Stock on the date of grant.
“Section 409A” means Section 409A of the Code.
“Stock Award” means an award, granted by the Company pursuant to this Plan, in the form of shares of
Common Stock or units denominated in shares of Common Stock, and includes Restricted Stock,
Restricted Stock Units and Performance Awards that may be settled in shares of Common Stock; Stock
Awards shall not include Options or SARs.
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns
50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).
“Voting Securities” means, with respect to any corporation or other business enterprise, those securities which under ordinary circumstances entitle the holder thereof to vote for the election of directors or others charged with comparable duties under applicable law.
4.Eligibility.
(1)Employees. Employees eligible for Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.
(2)Directors. Directors eligible for Awards under this Plan are those who are Nonemployee Directors.
5.Common Stock Available for Awards; Plan and Award Limitations.
(1)Common Stock Available Under this Plan. Subject to the provisions of paragraph 15 hereof, there shall be an aggregate of 8,700,000 shares of Common Stock available for Awards under this Plan, granted wholly or partly and including rights or Options that may be exercised for, or settled in, shares of
Common Stock. The number of shares of Common Stock that are the subject of Awards under this Plan that are canceled, terminated, forfeited or expire unexercised shall again immediately become available for Awards hereunder as if such shares had never been the subject of an Award. The number of shares of Common Stock available under this Plan shall not be increased by shares of Common Stock tendered, surrendered or withheld in connection with the exercise or settlement of an Award or the
Company’s tax withholding obligations.
(2)Plan Limitations. All shares of Common Stock available for Awards under this Plan may be granted as
Incentive Options or as any other form of Stock Award.
(3)Director Award Limitations. No Nonemployee Director may be granted, during any single calendar year,
Awards having an aggregate value, determined on each applicable grant date, when added to all cash compensation paid to the Director, other than in connection with the post-retirement payment associated with prior service as an officer or other employee of Oceaneering, during the same calendar year, in excess of $1,500,000.
(4)Adjustments. The limitations set forth in this paragraph are subject to adjustment in accordance with paragraph 15 hereof.
(5)Other Actions. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board, the
Committee and the officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to
Awards.
6.Administration.
(1)Authority of the Committee. Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this
Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the
Company and in keeping with the objectives of this Plan. Subject to paragraph 6(c) and paragraph 18 hereof, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is (i) not materially adverse to the Participant to whom such Award was granted, (ii) consented to by such Participant or (iii) authorized by paragraph 15(c)
hereof; provided, however, that no such action shall (1) permit the term of any Option or SAR to be greater than ten years from the applicable grant date or (2) permit the extension of the term of any outstanding Option or SAR such that the resulting term is greater than ten years from the applicable grant date. The Committee may make an Award to an individual who it expects to become an employee of the Company or any of its Subsidiaries within the six months following the date the Award is made, with such Award being subject to the individual actually becoming an employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The
Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of this Plan. Any decision of the Committee in the interpretation and administration of this
Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Awards to
Nonemployee Directors.
(2)Indemnity. No member of the Board or the Committee or officer of the Company to whom the
Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Board or the
Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for their own willful misconduct or as expressly provided by statute.
(3)Prohibition on Repricing of Options and Stock Appreciation Rights. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-
off, combination, or exchange of shares), the terms of outstanding Options and SARs may not be amended to (i) reduce the exercise price of outstanding Options or SARs or (ii) cancel outstanding
Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.
7.Delegation. The Committee may delegate to one or more subcommittees of the Committee, another committee of the Board, the President and Chief Executive Officer of the Company, or to other senior officers of the Company its authority or duties under this Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, the Committee may not delegate to any officer of the
Company its authority to make Awards to any officer of the Company. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
8.Awards. Except as otherwise provided in paragraph 9 hereof pertaining to Awards to Nonemployee
Directors, the Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement in such form as the Committee determines, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion, including any treatment upon a Change of Control, and shall be issued for and on behalf of the Company. Awards may consist of those listed in this paragraph 8 and may be granted singly, in combination or in tandem.
Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including this Plan of any acquired entity; provided that, except as contemplated in paragraph 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR, respectively, with a higher exercise price nor may the exercise price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.
(1)Option. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the
Common Stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any
Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which such Options become exercisable, shall be determined by the Committee.
(2)Stock Appreciation Right. An Award may be in the form of a SAR. The strike price for a SAR shall not be less than the Fair Market Value of the Common Stock on the date on which the SAR is granted. The term of a SAR shall not exceed ten years from the date of grant. Subject to the foregoing limitations, the terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which such SARs become exercisable, shall be determined by the Committee. As of the date of grant of a SAR, the Committee may specifically designate that the Award will be paid (i) only in cash, (ii) only in Common Stock, or (iii) in such other form or combination of forms as the Committee may elect or permit at the time of exercise.
(3)Stock Award. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below.
(4)Cash Award. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.
(5)Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The amount of cash or shares of Common Stock payable or issuable or vested pursuant to Performance Awards may be adjusted upward or downward, either on a formula or discretionary basis or any combination, as the
Committee determines in its discretion. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.
(6)Minimum Vesting. Any Award (other than a Cash Award) shall have a minimum vesting period or
Restriction Period, as applicable, of one year from the date of grant, provided that (i) the Committee may provide for earlier vesting or termination of the Restriction Period following a Change of Control or upon termination of a Participant’s employment or service by reason of death, disability or retirement and (ii) Awards with respect to up to 5% of the shares of Common Stock authorized for grant pursuant to this Plan may have a vesting period or Restriction Period, as applicable, of less than one year.
9.Awards to Nonemployee Directors. Subject to the limitations set forth in paragraph 5(c) hereof, the Board may grant a Nonemployee Director of the Company one or more Awards, other than in the form of Incentive
Options, and establish the terms thereof in accordance with paragraph 8 and consistent with the provisions therein for the granting of Awards to Employees by the Committee. Any such Award shall be subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Award Agreement. Upon the termination of service by a Participant who is a Nonemployee Director, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.
10.Award Payment; Dividends and Dividend Equivalents.
(1)General. As specified in the applicable Award Agreements, payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the
Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the right to receive such shares shall be evidenced by book-entry registration or in such other manner as the Committee may determine from time to time. Any statement of ownership evidencing such Restricted Stock shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.

(2)Dividends, Dividend Equivalents and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the
Committee may establish; provided that any dividends or Dividend Equivalents payable in connection with any Stock Award (as provided in the applicable Award Agreement) may accrue but will not, in any event, be payable until the expiration of the vesting period or Restriction Period, as applicable, of the underlying Stock Award. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments, dividends or Dividend Equivalents. Dividends and/or Dividend
Equivalents shall not be made part of any Options or SARs.
11.Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if set forth in the Award Agreement and elected by the
Participant, the Participant may purchase such shares by means of the Company withholding shares of
Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for
Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of
Common Stock issuable pursuant to an Award (including cashless exercise procedures approved by the
Committee involving a broker or dealer approved by the Committee). Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefore, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the
Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph 11.
12.Taxes. The Company shall have the right to deduct applicable taxes from any Award payment and withhold an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by (i) the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award or (ii) withholding from the shares of Common Stock otherwise deliverable under the Award, in either case with respect to which withholding is required, up to the maximum tax rate applicable to the
Participant. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
13.Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend or modify an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by applicable law, except that (i) no amendment or alteration that would materially adversely affect the rights of any
Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options or strike price of SARs, deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs. Notwithstanding any provision in this Plan to the contrary, this Plan shall not be amended or terminated in such manner that would cause this
Plan or any amounts or benefits payable hereunder to fail to comply with or be exempt from Section 409A, and any such amendment or termination that may reasonably be expected to result in such failure shall be of no force or effect.
14.Assignability. Unless otherwise determined by the Committee (or the Board, in the case of Awards to
Nonemployee Directors) and provided in the Award Agreement, no Award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the plan administrator. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

15.Adjustments.
(1)The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the
Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the
Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(2)In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of
Common Stock reserved under this Plan, (ii) the number of shares of Common Stock available under this Plan for Incentive Options and Stock Awards, (iii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iv) the exercise or other price in respect of such Awards, (v) the Stock-Based Award Limitations, and (vi) the
appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the
Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to (1) the number of shares of Common Stock covered by Awards in the form of Common
Stock or units denominated in Common Stock, (2) the exercise or other price in respect of such Awards,
(3) the appropriate Fair Market Value and other price determinations for such Awards, (4) the number of shares of Common Stock available under this Plan for Incentive Options and Stock Awards, and (5) the
Stock-Based Award Limitations to give effect to such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.
(3)In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, to (i)
provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award (and for awards not granted under this Plan), regardless of whether in a transaction to which
Section 424(a) of the Code applies, (ii) provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, (iii) provide for the acceleration of the vesting and exercisability of an Award and the cancellation thereof in exchange for such payment as the Committee, in its sole discretion, determines is a reasonable approximation of the value thereof, (iv) cancel any Awards and direct the
Company to deliver to the Participants who are the holders of such Awards cash in an amount that the
Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards as of the date of such event, which, in the case of any Option, shall be the amount equal to the excess of the
Fair Market Value of a share as of such date over the per-share exercise price for such Option (for the avoidance of doubt, if such Fair Market Value is less than such exercise price, the Option may be canceled for no consideration), or (v) cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise prior to such cancellation.
(4)No adjustment authorized by this paragraph 15 shall be made in such manner that would result in this
Plan or any amounts or benefits payable hereunder to fail to comply with or be exempt from Section
409A, and any such adjustment that may reasonably be expected to result in such failure shall be of no force or effect.
16.Restrictions. No Common Stock or other form of payment shall be issued or made with respect to any
Award unless the Company shall be satisfied based on the advice of its counsel that such issuance or other payment will be in compliance with all applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
17.Unfunded Plan. This Plan is unfunded. Although bookkeeping accounts may be established with respect to
Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
18.Section 409A.
(1)Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Section 409A, that Plan provision or Award will be reformed to avoid imposition of the additional tax, including that any Award subject to Section 409A held by a specified employee that is settled upon termination of employment (for reasons other than death) shall be delayed in payment until the expiration of six months, and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an Award. Awards made under this Plan are intended to comply with or be exempt from Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A.
(2)Unless the Committee provides otherwise in an Award Agreement, each Award of Restricted Stock
Units or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of
Section 409A. If the Committee determines that an Award of Restricted Stock Units or a Cash Award is intended to be subject to Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A.
(3)If the Participant is identified by the Company as a “specified employee” within the meaning of Section
409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation §1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Section 409A.
19.Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.
20.Right to Continued Service or Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which they are employed or otherwise serves the
Company or its Subsidiaries.
21.Clawback Right. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company pursuant to any applicable law regulation or stock exchange listing requirement and under any clawback policy adopted by the Company whether before or after the date of grant of the Award.
22.Usage. Words used in this Plan in the singular shall include the plural and vice versa, and words of one gender shall be construed to include the other gender and the neuter, in each case as the context requires.

23.Headings. The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
24.Effectiveness. This Plan, as approved by the Board on February 21, 2025, shall be effective as of the
Effective Date. This Plan shall continue in effect for a term of ten years commencing on the Effective Date, unless earlier terminated by action of the Board, and no further Awards may be granted under this Plan after the tenth anniversary of the Effective Date or, if earlier, termination by action of the Board, except as to
Awards then outstanding under this Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at the Company’s 2025 annual meeting of stockholders scheduled to be held on May 9, 2025, or any adjournment or postponement thereof, as the case may be. If the stockholders of the Company should fail to so approve this Plan, this Plan shall not be of any force or effect and the Plan as in effect prior to its amendment and restatement shall continue in force and effect.

OCEANEERING INTERNATIONAL, INC. ATTN: CORPORATE SECRETARY 5875 N. SAM HOUSTON PKWY. W., SUITE 400 HOUSTON, TEXAS 77086
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need to provide the 16-digit identification number that is printed in the box below, marked by the arrow.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern
Daylight Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. You will need to provide the 16-digit identification number that is printed in the box below, marked by the arrow.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY
11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V65468-Z89676	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCEANEERING INTERNATIONAL, INC.

The Board of Directors recommends a vote FOR each of the nominees listed:

1.	Election of Directors				For	Withhold

	1a.	Roderick A. Larson			0	0

	1b.	M. Kevin McEvoy			0	0

	1c.	Paul B. Murphy, Jr.			0	0

The Board of Directors recommends a vote FOR the following proposals 2, 3 and 4:					For	Against	Abstain

2.	Advisory vote on a resolution to approve the compensation of our named executive officers.				0	0	0

3.	Proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2025.				0	0	0

4.	Approval of the Amended and Restated 2020 Incentive Plan.				0	0	0

In their discretion, the proxies referred to herein are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural matters and matters relating to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

V65468-Z89676

OCEANEERING INTERNATIONAL, INC. Annual Meeting of Stockholders May 9, 2025 at 11:00 A.M., Central Daylight Saving Time Proxy Solicited on behalf of the Board of Directors for the 2025 Annual Meeting

Jennifer F. Simons and Alan R. Curtis, and each of them individually, are hereby appointed as agents and proxies, with full power of substitution and resubstitution, to vote all the shares of common stock of Oceaneering International, Inc. held of record by the undersigned as of the close of business on March 17, 2025, at the Annual Meeting of Stockholders to be held at
5775 N. Sam Houston Pkwy. W., Houston, Texas 77086 on May 9, 2025, at 11:00 A.M. prevailing Central Time, and at any adjournment or postponement thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of Oceaneering’s Annual Report for the year ended December 31, 2024, and the Notice of the 2025 Annual Meeting of Stockholders and related Proxy Statement.

This Proxy, when properly executed, will be voted as directed herein. If no direction is made, this Proxy will be voted FOR the election of each of the director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. The proxy holders named above also will vote in their discretion on any other matter that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote the shares unless the proxy card is signed and returned, or voting instructions have been provided by telephone or the Internet as described below before the Annual Meeting.

Voting by telephone or the Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named on the above to vote the shares to the same extent as if you had marked, signed, dated and returned the proxy card. Before voting, you should read the proxy statement and this proxy card in their entirety. Please follow the steps listed on the reverse side. Your vote will be confirmed and posted promptly. Thank you for voting.

Continued and to be signed on reverse side

OCEANEERING INTERNATIONAL, INC. ATTN: CORPORATE SECRETARY 5875 N. SAM HOUSTON PKWY. W., SUITE 400 HOUSTON, TEXAS 77086
VOTE BY INTERNET - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Time, the day before the cut-off date of May 1, 2025.  Have your voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need to provide the 16-digit identification number that is printed in the box below, marked by the arrow.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.,
Eastern Daylight Time, the day before the cut-off date of May 1, 2025.  Have your voting instruction form in hand when you call and then follow the instructions.  You will need to provide the 16-digit identification number that is printed in the box below, marked by the arrow.
VOTE BY MAIL
Mark, sign and date your voting instruction form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V65468-Z89676	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

OCEANEERING INTERNATIONAL, INC.

The Board of Directors recommends a vote FOR each of the nominees listed:

1.	Election of Directors				For	Withhold

	1a.	Roderick A. Larson			0	0

	1b.	M. Kevin McEvoy			0	0

	1c.	Paul B. Murphy, Jr.			0	0

The Board of Directors recommends a vote FOR the following proposals 2, 3 and 4:					For	Against	Abstain

2.	Advisory vote on a resolution to approve the compensation of our named executive officers.				0	0	0

3.	Proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2025.				0	0	0

4.	Approval of the Amended and Restated 2020 Incentive Plan.				0	0	0

In their discretion, the Trustee referred to herein is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural matters and matters relating to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

V65468-Z89676

OCEANEERING INTERNATIONAL, INC. Annual Meeting of Stockholders May 9, 2025 at 11:00 A.M., Central Daylight Saving Time Confidential Voting Instruction Form for 2025 Annual Meeting

The undersigned participant in the Oceaneering Retirement Investment Plan (the “Plan”) hereby directs Fidelity
Management Trust Company, a Massachusetts trust company serving as trustee for the Plan (the “Trustee”), to vote all shares of common stock of Oceaneering International, Inc. (“Oceaneering”) held in the undersigned’s Plan account of record by the undersigned, as of the close of business on March 17, 2025, at the Annual Meeting of Stockholders to be held at 5775
N. Sam Houston Pkwy. W., Houston, Texas 77086 on May 9, 2025, at 11:00 A.M. prevailing Central Time, and at any adjournment or postponement thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of Oceaneering’s Annual Report for the year ended December 31, 2024, and the Notice of the 2025 Annual Meeting of Stockholders and related Proxy Statement.

This Voting Instruction Form, when properly executed and delivered to the Trustee, will provide the Trustee with instructions to vote the shares in your Plan account as of the record date as directed herein. If your Voting
Instruction Form is not properly signed or dated or if no direction is provided, the shares in your Plan account as of the record date will be voted in the same proportion as the shares for which the Trustee timely receives valid voting instructions from participants in the Plan. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side.

Providing voting instructions by telephone or the Internet eliminates the need to return this Voting Instruction
Form. Before providing your voting instructions, you should read the proxy statement and Voting Instruction Form.
Please follow the steps listed on the reverse side. Your voting instructions will be confirmed and posted promptly.
Thank you for participating.

Continued and to be signed on reverse side